UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 333-256687

Guggenheim Active Allocation Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee

227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end: May 31

Date of reporting period: June 1, 2024 – November 30, 2024

Item 1. Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Guggenheim Funds Semiannual Report

Guggenheim Active Allocation Fund

GuggenheimInvestments.com	CEF-GUG-SAR-1124

GUGGENHEIMINVESTMENTS.COM/GUG

...YOUR PATH TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM ACTIVE ALLOCATION FUND

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/gug, you will find:

• Daily, weekly and monthly data on share prices, net asset values, distributions, dividends and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

DEAR SHAREHOLDER (Unaudited)	November 30, 2024

We thank you for your investment in the Guggenheim Active Allocation Fund (the “Fund”). This report covers the Fund’s performance for the six-month period ended November 30, 2024 (the “Reporting Period”).

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Economic and Market Overview and the Management’s Discussion of Fund Performance, which begin on page 5. There you will find information on Guggenheim’s investment philosophy, views on the economy and market environment, and information about the factors that impacted the Fund’s performance during the Reporting Period.

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund seeks to achieve its investment objective by investing in a wide range of both fixed-income and other debt instruments selected from a variety of sectors and credit qualities. The Fund may also invest in common stocks and other equity investments that the Fund’s sub-adviser believes offer attractive yield and/or capital appreciation potential. The Fund uses tactical asset allocation models to determine the optimal allocation of its assets between fixed-income and equity securities.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the Reporting Period, the Fund provided a total return based on market price of 9.48% and a total return based on NAV of 7.72%. At the end of the Reporting Period, the Fund’s market price of $15.72 per share represented a discount of 7.58% to its NAV of $17.01 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

During the Reporting Period, the Fund paid a monthly distribution of $0.118750 per share. The most recent distribution represents an annualized distribution rate of 9.06% based on the Fund’s closing market price of $15.72 per share at the end of the Reporting Period.

The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 33, and Note 2(f) on page 93 for more information on distributions for the period.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described on page 119 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 3

DEAR SHAREHOLDER (Unaudited) continued	November 30, 2024

Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. The DRIP effectively provides an income averaging technique for shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gug.

Sincerely,

Guggenheim Funds Investment Advisors, LLC
Guggenheim Active Allocation Fund

December 31, 2024

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ECONOMIC AND MARKET OVERVIEW (Unaudited)	November 30, 2024

The U.S. economy has solid momentum heading into 2025, but the policy outlook elevates uncertainty. Recent economic data have been positive: Household income appears on a firmer footing after upward revisions and real labor income continues to expand, indicating a runway for consumer spending. Household balance sheets are also benefiting from rising asset prices, creating a positive wealth effect. While disinflationary progress has stalled in recent months, fundamentals point to a slowdown in inflation, with wage pressures easing and housing inflation moderating. Relief for rate sensitive segments of the economy looked poised to continue as the U.S. Federal Reserve (the “Fed”) proceeded toward a more neutral policy setting.

Investors are now contending with how the evolving policy landscape will alter the pre-election baseline for gradually lower growth, inflation, and interest rates. For the immediate future, the most important factor from the election outcome is likely to be a boost to both consumer and business sentiment, aided by expectations for deregulation and further tax cuts. Post-election surveys have already shown notably increased optimism for the economic outlook, which should help support consumption, investment, and hiring in the coming months.

Looking beyond the immediate sentiment boost, the outlook becomes more uncertain and depends on the ultimate policy mix of the new administration. We see a modest boost to growth from potential deregulation and fiscal policy. Delivering on deregulatory promises could boost productivity growth, though this could take some time to develop. On the other hand, while some of the administration’s proposed policies, such as tariffs and immigration, could hinder growth if fully implemented, our outlook already anticipates slower immigration moderating growth in 2025. Additional restrictions, however, could further weigh on economic expansion. Immigration activity at the border is already down over 70% from its 2023 peak, which may slow both labor supply and consumption in coming quarters.

Altogether, we see moderate growth in the U.S. economy in 2025 as these policy shifts play out. Economic fundamentals remain solid, with strong household and corporate balance sheets. The Fed appears likely to ease policy further, but tariffs or tighter immigration could slow the pace of rate cuts by interrupting the disinflationary trend. We believe this is an ideal environment for active fixed-income management, with still elevated yields offering return potential, solid corporate sector fundamentals, and opportunities presented by significant dispersion among credits and sectors that may continue to shift under a new policy environment.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

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MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2024

MANAGEMENT TEAM

Guggenheim Funds Investment Advisors, LLC serves as the investment adviser to Guggenheim Active Allocation Fund (the “Fund”). The Fund is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”).

This team includes Anne B. Walsh, CFA, JD, Managing Partner, Chief Investment Officer of GPIM and Portfolio Manager; Steven H. Brown, CFA, Chief Investment Officer-Fixed Income, Senior Managing Director, and Portfolio Manager; Adam J. Bloch, Managing Director and Portfolio Manager; and Evan L. Serdensky, Managing Director and Portfolio Manager.

Discuss the Fund’s return and return of comparative Indices

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the Reporting Period, the Fund provided a total return based on market price of 9.48% and a total return based on NAV of 7.72%. At the end of the Reporting Period, the Fund’s market price of $15.72 per share represented a discount of 7.58% to its NAV of $17.01 per share. At the beginning of the Reporting Period, the Fund’s market price of $15.02 per share represented a discount of 8.86% to its NAV of $16.48 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market value of the Fund’s shares fluctuates from time to time and maybe higher or lower than the Fund’s NAV.

Please refer to the graphs and tables included within the Fund Summary beginning on page 30 for additional information about the Fund’s performance.

The returns for the Reporting Period of indices tracking performance of the asset classes to which the Fund allocates the largest of its investments were:

Index*	Total Return for the Reporting Period
Bloomberg U.S. Aggregate Bond Index	4.65%
Bloomberg U.S. Corporate Bond Index	5.32%
Credit Suisse Leveraged Loan Index	4.09%
ICE Bank of America (“BOFA”) Asset Backed Security Master BBB-AA Index	4.34%
NASDAQ 100 Index	13.36%
Russell 2000 Index	18.40%
Standard & Poor’s 500 (“S&P 500”) Index	15.07%
*See page 9 for Index definitions

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MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2024

Discuss the Fund’s distributions

During the Reporting Period, the Fund paid a monthly distribution of $0.118750 per share. The most recent distribution represents an annualized distribution rate of 9.06% based on the Fund’s closing market price of $15.72 per share at the end of the Reporting Period.

The distributions paid consisted of (i) investment company taxable income taxed as ordinary income, which includes, among other things, short-term capital gain and income from certain hedging and interest rate transactions and (ii) return of capital.

There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change.

Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 33, and Note 2(f) on page 93 for more information on distributions for the period.

Payable Date	Amount
June 28, 2024	$0.118750
July 31, 2024	$0.118750
August 30, 2024	$0.118750
September 30, 2024	$0.118750
October 31, 2024	$0.118750
November 29, 2024	$0.118750
Total	$0.712500

What factors contributed or detracted from the Fund’s Performance during the Reporting Period?

During the Reporting Period, the Fund saw positive performance from income, credit spread tightening, and equities. Earned income contributed the most to performance as the Fund continued to prioritize higher-quality credits with attractive income/yield profiles. Credit spreads also added to overall performance, particularly below-investment-grade corporate credit, as bank loans and high yield corporates saw spreads tighten. Additionally, the Fund’s equity exposure contributed to overall performance given the strong performance of the equity market over the Reporting Period. Duration was the sole thematic detractor to the Fund. Duration detracted from performance as the yield curve bear steepened, meaning yields at the long end of the curve rose higher than those at the front end, with yields on 2-year and 10-year Treasurys finishing 72 basis points and 33 basis points higher, respectively.

Discuss the Fund’s Use of Leverage

At the end of the Reporting Period, the Fund’s leverage was approximately 28% of Managed Assets, compared with approximately 23% at the beginning of the Reporting Period.

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MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2024

The Fund currently employs financial leverage through reverse repurchase agreements with eight Counterparties and a credit facility with a major bank.

One purpose of leverage is to fund the purchase of additional securities that may provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage may result in greater NAV volatility and entails more downside risk than an unleveraged portfolio.

Given positive total returns over the Reporting Period, the Fund’s use of leverage benefited performance.

Investments in Investment Funds (as defined below in the Risks and Other Considerations section) frequently expose the Fund to an additional layer of financial leverage and the associated risks, such as the magnified effect of any losses.

How did the Fund use derivatives during the Reporting Period?

The Fund used a variety of derivatives during the Reporting Period, both to gain market exposure, as well as to hedge certain risks. The Fund employs a proprietary covered call strategy which involves selling call option derivatives. The Fund also utilized foreign currency forwards to hedge non-USD exposures. The Fund employed index credit default swaps to hedge broad credit market exposure, which detracted slightly from performance. The Fund utilized various interest rate derivatives, including swaps, swaptions, caps, and futures, to both hedge rate risks and to gain market exposure. The Fund also utilized total return swaps to gain long equity exposure. Overall, the use of derivatives contributed to the Fund’s performance during the Reporting Period.

How was the Fund positioned at the end of the Reporting Period?

During the Reporting Period, markets exhibited elevated volatility that we expect could continue as the range of potential paths for the economy remains wide and policy uncertainty is high post-election. This argues for significant diversification and scrutiny in sector allocations, particularly at the issuer level. The Fund has prioritized quality (which takes multiple forms, including focusing on industry market leaders, balance sheet health, and strong credit documents) and industries that may be more resilient across a range of economic and policy outcomes. Though the tightening of spreads has likely pulled forward some expected future total returns across credit markets, we still view the go-forward valuation proposition of credit as attractive due to above-average yields across high-quality segments. Issuers in both the high yield and bank loan markets remain areas of focus within the Fund as do certain subsectors of structured credit like commercial asset-backed securities which continue to present opportunities.

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MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2024

Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), ABS, and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

The Bloomberg U.S. Corporate Bond Index is a broad-based benchmark that measures the investment grade, fixed-rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that meet specified maturity, liquidity, and quality requirements.

The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S.-dollar-denominated leveraged loan market.

The ICE Bank of America Asset Backed Security Master BBB-AA Index is a subset of the ICE Bank of America U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/ wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.

The Standard & Poor’s 500 (“S&P 500”) Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 9

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2024

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The net asset value and market price of the Fund’s shares will fluctuate, sometimes independently, based on market, economic, issuer-specific and other factors affecting the Fund and its investments. The market price of Fund shares will either be above (premium) or below (discount) their net asset value. Although the net asset value of Fund shares is often considered in determining whether to purchase or sell Fund shares, whether investors will realize gains or losses upon the sale of Fund shares will depend upon whether the market price of Fund shares at the time of sale is above or below the investor’s purchase price, taking into account transaction costs for the shares, and is not directly dependent upon the Fund’s net asset value. Market price movements of Fund shares are thus material to investors and may result in losses, even when net asset value has increased. The Fund is designed for long-term investors; investors should not view the Fund as a vehicle for trading purposes.

Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully. Investors should be aware that the Fund’s investments and a shareholder’s investment in the Fund are subject to various risk factors, including investment risk, which could result in the loss of the entire principal amount that you invest, reduced yield and/or income and sudden and substantial losses. Certain of these risk factors are described below. Please see the Fund’s most recent annual report on Form N-CSR and guggenheiminvestments.com/gug for a more detailed description of the risks of investing in the Fund. Shareholders also may access the Fund’s most recent annual report on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.

The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

Below Investment Grade Securities Risk. The Fund may invest in Income Securities rated below-investment grade or, if unrated, determined by GPIM to be of comparable credit quality, which are commonly referred to as “high-yield” or “junk” bonds. Investment in securities of below-investment grade quality involves substantial risk of loss, the risk of which is particularly acute under adverse market or economic conditions. Income Securities of below-investment grade quality are predominantly speculative with respect to the issuer’s continuing capacity to pay interest and repay principal when due and therefore involve additional and heightened risks compared to investment grade bonds, including a greater risk of default or decline in market value or income due to adverse economic and issuer-specific developments, such as financial condition, operating results and outlook and real or perceived adverse economic and competitive industry conditions. Accordingly, the performance of the Trust and a

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MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2024

shareholder’s investment in the Trust may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. Issuers of below-investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Securities of below investment grade quality may experience greater price volatility than higher-rated securities of similar maturity. Securities of below investment grade quality may involve a greater risk of default or decline in market value or income due to adverse economic and issuer-specific developments, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. Generally, the risks associated with below-investment grade securities are heightened during times of weakening economic conditions or rising interest rates (particularly for issuers that are highly leveraged).

Common Equity Securities Risk. The Fund may invest in common stocks, limited liability company interests, trust certificates and other equity investments (“Common Equity Securities”). An adverse event, such as an unfavorable earnings report or other corporate development, may depress the value of a particular common stock held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Common Equity Securities’ prices fluctuate for a number of reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market, and broader domestic and international political and economic events. The prices of Common Equity Securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Convertible Securities Risk. Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed-income securities and warrants that are convertible into or exercisable for common stock. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree and are subject to the risks associated with debt and equity securities, including interest rate, market and issuer risks. For example, if market interest rates rise, the value of a convertible security usually falls. Certain convertible securities may combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk.

A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Corporate Bond Risk. Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Collateral used for secured debt

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MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2024

includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk and are subject to the risks associated with other debt securities, among other risks. The market value of a corporate bond generally is expected to rise and fall inversely with interest rates and be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Depending on the nature of the seniority provisions, a senior corporate bond may be junior to other credit securities of the issuer. The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument or at all. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific and other developments.

Credit Risk. The Fund could lose money if the issuer or guarantor of a debt instrument, a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio securities or other instruments) or other obligor to the Fund is unable or unwilling, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be unable or unwilling, to pay interest or repay principal on time or defaults or otherwise fails to meet obligations. This risk is heightened in market environments where interest rates are changing, notably when rates are rising or when refinancing obligations becomes more challenging. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition, the value of its assets, prospective earnings, demands for its goods and services or be adversely affected by economic, political or social conditions that could lower the financial condition or credit quality (or the market’s perception of the financial condition or credit quality) of the issuer, instrument, guarantor or counterparty, leading to greater volatility in the price of the instrument and in shares of the Fund. Although credit quality may not accurately reflect the true credit risk of an instrument, credit quality (and credit risks) are subject to change and a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s value, price volatility and liquidity and make it more difficult for the Fund to sell at an advantageous price or time. The risk of the occurrence of these types of events is heightened in market environments where interest rates are changing, notably when rates are rising. High yield or below investment grade securities are particularly subject to credit risk.

Derivatives Transactions Risk. In addition to the Covered Call Option Strategy and other options strategies, the Fund may, but is not required to, utilize other derivatives, including options, futures contracts, swap agreements, forward foreign currency exchange contracts and other similar strategic

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MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2024

transactions to seek to earn income, facilitate portfolio management and mitigate risks. Participation in derivatives markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than its covered call writing strategy). There may be imperfect correlation between the value of derivative instruments and the underlying assets. Derivatives transactions may be subject to risks associated with the possible default of the other party to the transaction. Derivative instruments may be illiquid. Certain derivatives transactions may have economic characteristics similar to leverage, in that relatively small market movements may result in large changes in the value of an investment. Certain derivatives transactions that involve leverage can result in losses that greatly exceed the amount originally invested. Changes in value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. Furthermore, the Fund’s ability to successfully use derivatives transactions depends on GPIM’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic and market factors, which cannot be assured. Derivatives transactions utilizing instruments denominated in foreign currencies will expose the Fund to foreign currency risk. To the extent the Fund enters into derivatives transactions to hedge exposure to foreign currencies, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar. The use of derivatives transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Derivatives transactions involve risks of mispricing or improper valuation. The Fund may be required to deposit amounts as premiums or to be held in margin accounts. Such amounts may not otherwise be available to the Fund for investment purposes. Derivatives transactions also are subject to operational risk, including from documentation issues, settlement issues, system failures, inadequate controls, and human error, and legal risk, including risk of insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract. Derivatives transactions may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivative instruments, limit or restrict the ability of the Fund to use certain derivative instruments or transact with certain counterparties as a part of its investment strategy, increase the costs of using derivative instruments or make derivative instruments less effective.

Financial Leverage and Leveraged Transactions Risk. The Fund may seek to enhance the level of its current distributions by utilizing financial leverage through the issuance of preferred shares (“Preferred Shares”) and through Borrowings, or through a combination of the foregoing (collectively “Financial Leverage”). Although the use of Financial Leverage and leveraged transactions by the Fund may create an opportunity for increased after-tax total return for the Fund’s common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage and leveraged transaction proceeds are greater than the cost of Financial Leverage and leveraged transactions, the Fund’s return will be greater than if Financial

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MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2024

Leverage and leveraged transactions had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage and leveraged transactions, the return to the Fund will be less than if Financial Leverage and leveraged transactions had not been used. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

Financial Leverage and the use of leveraged transactions involve risks and special considerations for shareholders, including the likelihood of greater volatility of NAV and market price of and dividends on the Fund’s common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on Borrowings or in the dividend rate on any Preferred Shares that the Fund must pay will reduce the return to the shareholders; and the effect of Financial Leverage and leveraged transactions in a declining market, which is likely to cause a greater decline in the NAV of the Fund’s common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares. Investments in Investment Funds (as defined below) and certain other pooled and structured finance vehicles, such as collateralized loan obligations, frequently expose the Fund to an additional layer of financial leverage and, thus, increase the Fund’s exposure to leverage risk.

Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be sudden, significant and frequent and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments or increase risks associated with such investments, such as credit or default risks. In addition, changes in interest rates, including rates that fall below zero, can have unpredictable effects on markets and can adversely affect the Fund’s yield, income and performance. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, and when interest rates decrease, the values of fixed-income and other debt instruments rise. Changes in interest rates also adversely affect the yield generated by certain fixed-income and other debt instruments (“Income Securities”) or result in the issuance of lower yielding Income Securities. The U.S. Federal Reserve Board (“Federal Reserve”) has decreased interest rates recently in response to economic conditions, including inflation rates. The Federal Reserve’s actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. It is difficult to accurately predict how long, and whether, the Federal Reserve’s current stance on interest rates will persist and the impact these actions will have on the economy and the Fund’s investments and the markets where they trade. The Federal Reserve’s monetary policy is subject to change at any time and potentially frequently based on a variety of market and economic conditions.

Current Fixed-Income and Debt Market Conditions. Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to market and economic conditions, governmental authorities may implement significant fiscal and monetary policy changes, including changing interest rates and implementation of quantitative tightening or easing. These and other fiscal and monetary policy actions present heightened risks, particularly to fixed-income and debt instruments, and such risks could be even further heightened if these actions are ineffective in

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achieving their desired outcomes or are quickly reversed. It is difficult to accurately predict changes in the Federal Reserve monetary policies and the effect of any such changes or policies. Certain economic conditions and market environments will expose fixed-income and debt instruments to heightened volatility and reduced liquidity, which can impact the Fund’s investments and may negatively impact the Fund’s characteristics, which in turn would impact performance.

Investment and Market Risk. An investment in the common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. During periods of adverse economic, financial, market, geopolitical, labor and public health conditions, the risks associated with an investment in Common Shares may be heightened. An investment in the common shares represents an indirect investment in the securities owned by the Fund. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. These fluctuations may occur frequently and in large amounts. These movements may result from factors affecting individual companies, issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political (including geopolitical), social or financial market conditions, tariffs and trade disruptions, recession, changes in currency rates, increased instability or general uncertainty, extreme weather, natural/environmental or man-made disasters, cyber attacks, terrorism, governmental or quasi-governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the escalated conflict in the Middle East and the ongoing Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar types of events, each of which may be temporary or last for extended periods. Many economies and markets have experienced high inflation rates in recent periods. In response to such inflation, governmental and quasi-governmental authorities have implemented significant fiscal and monetary policies such as increasing interest rates and quantitative tightening (reduction of money available in the market) which may adversely affect financial markets and the broader economy, as well as the Fund’s performance.

In addition, adverse changes in one sector or industry or with respect to a particular company could negatively impact companies in other sectors or industries or increase market volatility as a result of the interconnected nature of economies and markets and thus negatively affect the Fund’s performance. For example, developments in the banking or financial services sectors (one or more companies operating in these sectors) could adversely impact a wide range of companies and issuers. These types of adverse developments could negatively affect the Fund’s performance or operations. It may be difficult for the market to assess the immediate impact of an event on an issuer or security due to uncertainty that may surround such events; the impact of such an event on a security’s valuation may be delayed.

Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the Fund’s investments will increase in value along with the broader markets and the Fund’s investments may underperform general securities markets or other investments. Volatility of financial markets, including potentially extreme volatility caused by the events described above or other events, can expose the Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity, increased volatility and valuation risks and longer than

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usual trade settlement periods. Moreover, changing economic, political, social, geopolitical, financial market, or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region because of the increasingly interconnected global economies and financial markets.

At any point in time, your common shares may be worth less than your original investment, even after including the reinvestment of Fund dividends and distributions.

Investment Funds Risk. The Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing in other investment companies, including registered investment companies, private investment funds and/or other pooled investment vehicles (collectively, “Investment Funds”). These investments include open-end funds, closed-end funds, exchange-traded funds (“ETFs”) and business development companies as well as other pooled investment vehicles. Investments in Investment Funds present certain special considerations and risks not present in making direct investments in Income Securities and Common Equity Securities, and in addition to these risks, investments in Investment Funds subject the Fund to the risks affecting such Investment Funds and involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investment in another Investment Fund are borne indirectly by common shareholders. Accordingly, investment in such entities involves expenses and fees at both levels. Fees and expenses of other Investment Funds in which the Fund invests may be similar to the fees and expenses borne of the Fund and can include asset-based management fees and administrative fees payable to such entities’ advisers and managers, as well as other expenses borne by such entities. To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ Financial Leverage, thereby adding additional expense and increasing volatility and risk (including the Fund’s overall exposure to leverage risk). Fees payable to advisers and managers of Investment Funds may include performance-based incentive fees calculated as a percentage of profits. Such incentive fees directly reduce the return that otherwise would have been earned by investors over the applicable period. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. Investments in Investment Funds frequently expose the Fund to an additional layer of financial leverage and, thus, increase the Fund’s exposure to the risks associated with financial leverage (such as higher risk of volatility and magnified financial losses).

When the Fund invests in private investment funds, such investments pose additional risks to the Fund, in addition to those risks described above with respect to all Investment Funds. Certain private investment funds involve capital call provisions under which an investor is obligated to make additional investments at specified levels even if it would otherwise choose not to. Investments in private investment funds may have very limited liquidity. Often there will be no secondary market for such investments and the ability to redeem or otherwise withdraw from a private investment fund may be prohibited during the term of the private investment fund or, if permitted, may be infrequent. Certain private investment funds are subject to “lock-up” periods of a year or more. The valuation of investments in private investment funds are often subject to high conflicts and valuation risks. Investors in private investment funds are also often exposed to increased leverage risk.

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Liquidity Risk. The Fund may invest without limitation in Income Securities for which there is no readily available trading market or which are unregistered, restricted or otherwise illiquid, including certain high-yield securities. The Fund invests in privately issued securities of both public and private companies, which may be illiquid. The Fund may not be able to readily dispose of illiquid securities and obligations at prices that approximate those at which the Fund could sell such assets and obligations if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. As a result, the Fund may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. The capacity of market makers of fixed-income and other debt instruments has not kept pace with the consistent growth in these markets over the past decades, which has led to reduced levels in the capacity of these market makers to engage in trading and provide liquidity to markets. In addition, limited liquidity could affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make distributions. Dislocations in certain parts of markets have in the past and may in the future result in reduced liquidity for certain investments. Liquidity of financial markets may also be affected by government intervention and political, social, public health, economic or market developments (including rapid interest rate changes). Liquidity risk is heightened in a changing interest rate environment, particularly for fixed-income and other debt instruments.

Management Risk. The Fund is subject to management risk because it has an actively managed portfolio. GPIM will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. The Fund’s allocation of its investments across various asset classes and sectors may vary significantly over time based on GPIM’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time. The ability of the Fund to achieve its investment objective depends, in part, on GPIM’s investment decisions and the ability of GPIM to allocate effectively the Fund’s assets among multiple investment strategies, underlying funds and investments and asset classes. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or that an investment strategy or underlying fund or investment will achieve its particular investment objective.

Preferred Securities/Preferred Stock Risk. The Fund may invest in preferred stock, which represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock, to the extent proceeds are available after paying any more senior creditors. As such, preferred stock is inherently riskier than the bonds and other debt instruments of the issuer, but less risky than its common stock. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip (in the case of “non-cumulative” preferred stocks) or defer (in the case of “cumulative” preferred stocks) dividend payments. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. There is no assurance that dividends on preferred

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stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for U.S. federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt and common stock.

Prepayment and Extension Risk. Certain debt instruments, including loans and loan participations (including senior secured floating rate loans, “second lien” secured floating rate loans, and other types of secured and unsecured loans with fixed and variable interest rates) (collectively, “Loans”) and mortgage-and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected (or an investment is converted or redeemed prior to maturity). These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates. For example, an issuer may exercise its right to redeem outstanding debt securities prior to their maturity (known as a “call”) or otherwise pay principal earlier than expected for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls or “prepays” a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be required to reinvest in generally lower-yielding securities, securities with greater credit risks or securities with other, less favorable features or terms than the security in which the Fund initially invested, thus potentially reducing the Fund’s yield. Income Securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. Loans and mortgage- and other asset-backed securities are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates (or narrower spreads) as issuers of higher interest rate debt instruments pay off debts earlier than expected. In addition, the Fund may lose any premiums paid to acquire the investment. Other factors, such as excess cash flows, may also contribute to prepayment risk. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments. In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. In addition, certain debt instruments, including mortgage- and other ABS, are subject to extension risk, the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen as short or intermediate-term instruments become longer-term instruments, which would make the investment more sensitive to changes in interest rates.

Senior Loans Risk. The Fund may invest in senior secured floating rate Loans made to corporations and other non-governmental entities and issuers (“Senior Loans”). Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets of the borrower, including stock owned by the borrower in its subsidiaries, that is senior to that held by junior lien creditors, subordinated debt holders and stockholders of the borrower. The Fund’s investments in Senior Loans are typically below-investment grade and are considered speculative because of the credit risk of the applicable issuer, including increased credit risk.

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There is less readily-available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is rarely a minimum rating or other independent evaluation of a borrower or its securities, and GPIM relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of GPIM with respect to investments in Senior Loans. GPIM’s judgment about the credit quality of a borrower may be wrong. Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields.

In addition, extension risk (the risk that payments on principal will occur at a slower rate or later than expected) is heightened in market environments where interest rates are higher or rising. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), delinquencies and losses generally increase, sometimes dramatically, with respect to obligations under such loans. An economic downturn or individual corporate developments could adversely affect the value and market for these instruments and reduce the Fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs.

Second Lien Loans Risk. The Fund may invest in “second lien” secured floating rate Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes (“Second Lien Loans”). Second Lien Loans are typically second in right of payment and/or second in right of priority with respect to collateral remedies to one or more Senior Loans of the related borrower. Second Lien Loans are subject to the same risks associated with investment in Senior Loans and other lower grade Income Securities. However, Second Lien Loans are second in right of payment and/or second in right of priority with respect to collateral remedies to Senior Loans and therefore are subject to the additional risk that the cash flow of the borrower and/or the value of any property securing the Loan may be insufficient to meet scheduled payments or otherwise be available to repay the Loan after giving effect to payments in respect of a Senior Loan, including payments made with the proceeds of any property securing the Loan and any senior secured obligations of the borrower. Second Lien Loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure.

Subordinated Secured Loans Risk. Subordinated secured Loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans and below-investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans, Second Lien Loans or other debt instruments with higher priority of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments and repayment of principal in the event of default or bankruptcy after giving effect to the higher-ranking secured obligations of the borrower. Subordinated

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secured loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid.

Unsecured Loans Risk. Unsecured Loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans, subordinated secured loans and below-investment grade securities. However, because unsecured Loans have lower priority in right of payment to any higher-ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher-ranking obligations of the borrower. Unsecured Loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and subordinated secured Loans and may be less liquid.

Loans and Loan Participations and Assignments Risk. The Fund may invest in loans directly or through participations or assignments. The Fund may purchase loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Fund may also purchase, without limitation, participations in loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the Loan and with regard to any associated collateral. The Fund’s interest in a particular loan and/or in particular collateral securing a loan may be subordinate to the interests of other creditors of the obligor, which leads to the risk of subordination to other creditors. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund may not be able to conduct the same due diligence on the borrower with respect to a Senior Loan that the Fund would otherwise conduct. In addition, as a holder of the participations, the Fund may not have voting rights or inspection rights that the Fund would otherwise have if it were investing directly in the Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the Loan. Lenders selling a participation and other persons inter-positioned between the lender and the Fund with respect to a participation will likely conduct their principal business activities in the banking, finance and financial services industries. Because the Fund may invest in participations, the Fund may be more susceptible to economic, political or regulatory occurrences affecting such industries.

Loans are especially vulnerable to the financial health, or perceived financial health, of the borrower but are also particularly susceptible to economic and market sentiment such that changes in these conditions or the occurrence of other economic or market events may reduce the demand for loans, increase the risks associated with such investments and cause their value to decline rapidly and unpredictably. Many loans and loan interests are subject to legal or contractual restrictions on

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transfer, resale or assignment that may limit the ability of the Fund to sell its interest in a Loan at an advantageous time or price. Transactions in Loans are often subject to long settlement periods. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its obligations such as borrowing from a bank or holding additional cash, particularly during periods of unusual market or economic conditions or financial stress. Investments in loans can also be difficult to value accurately because of, among other factors, limited public information regarding the loans or the borrowers. Risks associated with investments in loans are increased if the loans are secured by a single asset. Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. For example, the interest rates on floating rate loans typically adjust only periodically and therefore the interest rate payable under such loans may significantly trail market interest rates.

The Fund invests in or is exposed to Loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. Exposure may also be obtained to covenant-lite obligations through investment in securitization vehicles and other structured products. Covenant-lite obligations may carry more risk than traditional loans as they allow borrowers to engage in activities that would otherwise be difficult or impossible under an agreement that is not covenant-lite. The Fund may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default as the lender may not have the opportunity to negotiate with the borrower prior to default. As a result, investments in (or exposure to) covenant-lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. In the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default. In addition, the Fund may receive less or less frequent financial reporting from a borrower under a covenant-lite obligation, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline.

The Fund is subject to other risks associated with investments in (or exposure to) Loans and other similar obligations, including that such Loans or obligations may not be considered “securities” under federal securities laws and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

Mezzanine Investments Risk. The Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments are subject to the same risks associated with investment in Senior Loans, Second Lien Loans and other lower grade Income Securities. However, Mezzanine Investments may rank lower in right of payment than any outstanding Senior Loans and Second Lien Loans of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral), and are subject to the additional risk that the cash flow of the borrower and available assets

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may be insufficient to meet scheduled payments after giving effect to any higher-ranking obligations of the borrower. Mezzanine Investments are expected to have greater price volatility and exposure to losses upon default than Senior Loans and Second Lien Loans and may be less liquid.

Risks Associated with the Fund’s Covered Call Option Strategy and Put Options. As part of its Common Equity Securities strategy, the Fund employs a strategy of writing (selling) covered call options (“Covered Call Option Strategy”) and may, from time to time, buy put options or sell covered put options on individual Common Equity Securities and, to a lesser extent, pursue a strategy that includes the sale (writing) of both covered call options and put options on indices of securities and sectors of securities.

The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, at a certain price up to a specified point in time or on expiration, depending on the terms. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) to the buyer of the option the underlying instrument upon the option buyer’s exercise of the option. The risk in writing a call option is that the Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. A substantial portion of the options written by the Fund may be over-the-counter (“OTC”) options. OTC options are subject to heightened counterparty, credit, liquidity and valuation risks.

The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its Covered Call Option Strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skills and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The Fund may write call options on individual securities, securities indices, ETFs and baskets of securities. A call option is “covered” if the Fund owns the security or instrument underlying the call or has an absolute right to acquire the security or instrument without additional cash consideration (or, if additional cash consideration is required, cash or assets determined to be liquid by GPIM in such amount are designated or earmarked on the Fund’s books and records). A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in designated assets determined to be liquid by GPIM as described above. As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security or instrument covering the call option during an option’s life. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. For certain types of options, the

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writer of the option will have no control over the time when it may be required to fulfill its obligation under the option. There can be no assurance that a liquid market will exist if and when the Fund seeks to close out an option position. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security or instrument at the exercise price.

The Fund may purchase and write exchange-listed and over the counter (“OTC”) options. Options written by the Fund with respect to non-U.S. securities, indices or sectors and other instruments generally will be OTC options. OTC options differ from exchange-listed options in several respects. They are transacted directly with the dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. The Fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The hours of trading for options may not conform to the hours during which the underlying securities are traded. The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.

The Fund may also purchase put options and write covered put options. A put option written by the Fund on a security is “covered” if the Fund designates or earmarks assets determined to be liquid by GPIM, equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in designated or earmarked assets determined to be liquid by GPIM. As a seller of covered put options, the Fund bears the risk of loss if the value of the underlying security or instrument declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the security or instrument underlying the put option at a price greater than the market price of the security or instrument at the time of exercise plus the put premium the Fund received when it wrote the option. The Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option; however, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Short Sales Risk. The Fund may make short sales of securities. Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited

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MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2024

to the price at which it sold the security short, its potential loss is theoretically unlimited and may be greater than a direct investment in the security itself because the price of the borrowed or reference security may rise. The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. Short sales also subject the Fund to risks related to the lender (such as bankruptcy risks) or the general risk that the lender does not comply with its obligations.

Structured Finance Investments Risk. The Fund’s structured finance investments may include residential and commercial mortgage-related and other ABS issued by governmental entities and private issuers. Holders of structured finance investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty and other risks. The Fund generally has the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured finance investments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured finance investments generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to accurately predict whether the prices of indices and securities underlying structured finance investments will rise or fall, these prices (and, therefore, the prices of structured finance investments) will be influenced by the same types of political, economic and other events that affect issuers of securities and capital markets generally. Moreover, other types of events, domestic or international, may affect general economic conditions and financial markets, such as pandemics, armed conflicts, energy supply or price disruptions, natural disasters and man-made disasters, which may have a significant effect on the underlying assets. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured finance investment owned by the Fund.

Mortgage-Backed Securities (“MBS”) Risk. MBS represent an interest in a pool of mortgages. MBS are subject to certain risks, such as: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment and extension risks associated with the underlying assets of certain MBS, which can shorten the weighted average maturity and lower the return of the MBS, or lengthen the expected maturity, respectively, leading to significant fluctuations in the value of and income generated by the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. The value of MBS may be substantially

24 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2024

dependent on the servicing of the underlying pool of mortgages. In addition, the Fund’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Fund to additional risk.

Non-agency MBS (i.e., MBS issued by commercial banks, savings and loans institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers) are subject to the risk that the value of such securities will decline because, among other things, the securities are not guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise. Non-agency MBS typically have less favorable underwriting characteristics (such as credit and default risk and collateral) and a wider range in terms (such as interest rate, term and borrower characteristics) than agency MBS. When issued in different tranches, individual tranches of non-agency MBS may subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. Non-agency MBS are often subject to greater credit, prepayment and liquidity and valuation risks than agency MBS, and they are generally subject to greater price fluctuation and likelihood of reduced income than agency MBS, especially during periods of weakness or perceived weakness in the mortgage and real estate sectors.

The general effects of inflation on the U.S. economy can be wide-ranging, as evidenced by rising interest rates, wages and costs of consumer goods and necessities. The long-term effects of inflation on the general economy and on any individual mortgagor are unclear, and in certain cases, rising inflation and costs may affect a mortgagor’s ability to repay its related mortgage loan, thereby reducing the amount received by the holders of MBS with respect to such mortgage loan. Additionally, increased rates of inflation may negatively affect the value of certain MBS in the secondary market. MBS are particularly sensitive to changes in interest rates. During periods of declining economic conditions, losses on mortgages underlying MBS generally increase. In addition, MBS, such as CMBS and RMBS, are subject to the risks of asset-backed securities generally and are particularly sensitive to changes in interest rates and developments in the commercial or residential real estate markets, which may adversely affect the Fund’s holdings of MBS. For example, rising interest rates generally result in a decline in the value of mortgage-related securities, such as CMBS and RMBS. MBS are also subject to risks similar to those associated with investing in real estate, such as the possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels and demand for properties or real estate-related services, changes in interest rates and changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive.

Additional risks relating to investments in MBS may arise principally because of the type of MBS in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the MBS and the structure of such MBS. For example, collateralized mortgage obligations (“CMOs”), which are MBS that are typically collateralized by mortgage loans or mortgage pass-through securities and multi-class pass-through securities, are commonly structured as equity interests in a trust composed of mortgage loans or other MBS. CMOs are usually issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 25

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2024

distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. As a result of these and other structural characteristics of CMOs, CMOs may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally entail greater market, prepayment and liquidity risks than other MBS, and may be more volatile or less liquid than other MBS. CMOs are further subject to certain risks specific to these securities. For example, the average life of CMOs is typically determined using mathematical models that incorporate prepayment and other assumptions that involve estimates of future economic and market conditions, which may prove to be incorrect, particularly in periods of heightened market volatility. Further, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities, resulting in price fluctuations greater than what would be expected from interest rate movements alone.

MBS generally are classified as either CMBS or residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks.

Commercial Mortgage-Backed Securities Risk. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for RMBS. CMBS are subject to particular risks, such as those associated with lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than residential lending. Commercial lending typically involves larger loans to single borrowers or groups of related borrowers than residential mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Moreover, economic decline in the businesses operated by the tenants of office properties may increase the likelihood that the tenants may be unable to pay their rents or that properties may be unable to attract or retain tenants. Moreover, other types of events, domestic or international, may affect general economic conditions and financial markets, such as pandemics, armed conflicts, energy supply or price disruptions, natural disasters and man-made disasters, which may have a significant effect on the underlying commercial mortgage loans.

Residential Mortgage-Backed Securities Risk. Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. RMBS are particularly subject to the credit risk of the borrower. Credit-related risk on RMBS primarily arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. RMBS are also subject to the risks of MBS generally and the residential real estate markets. The rate of

26 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2024

delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process. The risk of non-payment is greater for RMBS that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. RMBS are also subject to risks associated with the actions of mortgage lenders in the marketplace, which may reduce the availability of mortgage credit to prospective mortgagors. This may result in limited financing alternatives for mortgagors seeking to refinance their existing loans, which may in turn result in higher rates of delinquencies, defaults and losses on mortgages.

Income from and values of RMBS and CMBS also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural technological, global or local economic developments, as well as reduced demand for properties and public health conditions.

Asset-Backed Securities Risk. ABS are a form of structured debt obligation. In addition to the general risks associated with credit securities discussed herein and the risks discussed under “Structured Finance Investments Risk,” ABS are subject to additional risks, and are particularly subject to interest rate and credit risks. Compared to other fixed income investments with similar maturity and credit risk, ABS generally increase in value to a lesser extent when interest rates decline and generally decline in value to a similar or greater extent when interest rates rise. ABS are also subject to liquidity and valuation risk and, therefore, may be difficult to value accurately or sell at an advantageous time or price and involve greater transaction costs and wider bid/ask spreads than certain other instruments. While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, an ABS represents an interest in a pool of assets, such as automobile loans, credit card receivables, unsecured consumer loans or student loans, that has been securitized and provides for monthly or other periodic payments of interest, at a fixed or floating rate, and principal from the cash flow of these assets. This pool of assets (and any related assets of the issuing entity) is the only source of payment for the ABS. The ability of an ABS issuer to make payments on the ABS, and the timing of such payments, is therefore dependent on collections on these underlying assets, which may be insufficient to make interest and principal payments. The recoveries on the underlying collateral may not, in some cases, be sufficient to support payments on these securities, or may be unavailable in the event of a default and enforcing rights with respect to these assets or collateral may be difficult and costly, which may result in losses to investors in an ABS. The collateral underlying ABS may constitute assets related to a wide range of industries such as credit card and automobile receivables or other

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 27

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2024

assets derived from consumer, commercial or corporate sectors, and these underlying assets may be secured or unsecured. ABS are particularly subject to interest rate risk and credit risk. Compared to other fixed income investments with similar maturity and credit, ABS generally increase in value to a lesser extent when interest rates decline and generally decline in value to a similar or greater extent when interest rates rise.

CLO, CDO and CBO Risk. In addition to the general risks (such as interest rate risk, prepayment risk, extension risk, market risk, credit risk and liquidity and valuation risk) associated with debt securities discussed herein and the risks discussed under “Structured Finance Investments Risks,” collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), and collateralized bond obligations (“CBOs”) are subject to additional risks due to their complex structure and highly leveraged nature, such as higher risk of volatility and magnified financial losses. CLOs, CDOs and CBOs are subject to risks associated with the possibility that distributions from collateral securities may not be adequate to make interest or other payments. The value of and income from securities issued by CLOs, CDOs and CBOs also may decrease because of, among other developments, changes in market value; underlying loan, debt or bond defaults or delinquencies; changes in the market’s perception of the creditworthiness of the servicer of the assets, the originator of an asset in the pool, or the financial institution or fund providing the credit support or enhancement; loan performance and prices; broader market sentiment, including expectations regarding future loan defaults; liquidity conditions; and supply and demand for structured products. Additionally, the indirect investment structure of CLOs, CDOs and CBOs presents certain risks to the Fund such as less liquidity compared with holding the underlying assets directly. CLOs, CDOs and CBOs normally charge management fees and administrative expenses, which would be borne by the Fund. The terms of many structured finance investments, including CLOs, CDOs and CBOs, are tied to the Secured Overnight Financing Rate (“SOFR”) or other reference rates based on SOFR. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments. These events may adversely affect the Fund and its investments in CLOs, CDOs and CBOs, including their value, volatility and liquidity.

U.S. Government Securities Risk. U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (i) the full faith and credit of the United States government; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity (“GSE”); (iv) pools of assets (e.g., MBS); or (v) the United States in some other way. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate in value and are subject to investment risks, and certain U.S. government securities may not be backed by the full faith and credit of the United States government and, thus, are subject to greater credit risk than other types of U.S. government securities. Any downgrades of the U.S. credit rating could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all debt generally. The value of U.S. government obligations may be adversely affected by changes in interest rates. There is no guarantee that the U.S. government will provide support to its

28 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2024

agencies and GSEs if they are unable to meet their obligations. In addition, it is possible that the issuers of some U.S. government securities will not have the funds to timely meet their payment obligations in the future and there is a risk of default.

Valuation Risk. GPIM may use the fair value method to value investments if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value. Because the secondary markets for certain investments may be limited, they may be particularly difficult to value. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. A security that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures. Prices obtained by the Fund upon the sales of such securities may not equal the value at which the Fund carried the investment on its books, which would adversely affect the net asset value of the Fund.

Operational Risk. The Fund is exposed to, and may be subject to losses from, operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology, systems failures or external events, including natural disasters. The Fund and its service providers, including the Investment Manager, seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 29

FUND SUMMARY (Unaudited)	November 30, 2024

Fund Statistics
Market Price	$15.72
Net Asset Value	$17.01
Discount to NAV	(7.58%)
Net Assets ($000)	$561,046

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2024

			Since Inception
	Six month	One	(annualized)
(non-annualized)		Year	(11/23/21)
Guggenheim Active Allocation Fund
NAV	7.72%	15.82%	2.78%
Market	9.48%	25.61%	1.02%
Bloomberg U.S. Aggregate Bond Index	4.65%	6.88%	(1.64%)

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gug. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $20.00 per share for share price returns or initial net asset value (NAV) of $20.00 per share for NAV returns. Returns for periods of less than one year are not annualized.

The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

30 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited) continued	November 30, 2024
Portfolio Breakdown	% of Net Assets
Investments
Corporate Bonds	53.7%
Senior Floating Rate Interests	39.5%
Asset-Backed Securities	22.5%
Preferred Stocks	6.5%
Collateralized Mortgage Obligations	6.1%
Common Stocks	3.3%
Closed-End Mutual Funds	1.9%
U.S. Government Securities	1.3%
Mutual Funds	1.3%
Other	0.9%
Total Investments	137.0%
Interest Rate Swaptions Written	0.0%*
Other Assets & Liabilities, net	(37.0%)
Net Assets	100.0%

* Less than 0.1%.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 31

FUND SUMMARY (Unaudited) continued	November 30, 2024

Ten Largest Holdings[1]	% of Net Assets
CIFC Funding Ltd., 11.91%	1.6%
Madison Park Funding LIII Ltd., 10.62%	1.3%
Hotwire Funding LLC, 4.46%	1.3%
NAA Risk Managed Real Estate Fund	1.3%
Thunderbird A, 5.50%	1.2%
Lightning A, 5.50%	1.2%
NuStar Logistics, LP, 6.38%	1.1%
Lyons Magnus, 11.34%	1.1%
Obra Longevity, 8.48%	1.0%
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%	1.0%
Top Ten Total	12.1%

1 “Ten Largest Holdings” excludes any temporary cash or derivative investments.

Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gug. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Portfolio Composition by Quality Rating[1]
% of Total
Rating	Investments
Fixed Income Instruments
AAA	1.0%
AA	3.0%
A	3.9%
BBB	7.8%
BB	24.2%
B	35.2%
CCC	4.8%
D	0.1%
NR2	10.2%
Other Instruments	9.8%
Total Investments	100.0%

[1]	Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating.
[2]	NR (not rated) securities do not necessarily indicate low credit quality.

32 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited) continued	November 30, 2024

Market Price & NAV History

Distributions to Shareholders & Annualized Distribution Rate

All or a portion of the above distributions is characterized as a return of capital. For the calendar year ended December 31, 2024, 66% of the distributions were characterized as ordinary income and 34% of the distributions were characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2024 will be reported to shareholders in January 2025.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2024

	Shares	Value
COMMON STOCKS† – 3.3%
Technology – 0.7%
ANSYS, Inc.*	2,022	$ 709,924
Zebra Technologies Corp. — Class A*	1,317	536,019
Paycom Software, Inc.	1,974	457,810
Skyworks Solutions, Inc.	4,710	412,549
Qorvo, Inc.*	5,008	345,802
IPG Photonics Corp.*	4,423	345,171
Dayforce, Inc.*	4,165	333,158
Seagate Technology Holdings plc[1]	2,826	286,359
ASGN, Inc.*,1	596	54,564
Silicon Laboratories, Inc.*,1	444	49,129
Workiva, Inc.*,1	501	48,722
Semtech Corp.*,1	756	48,414
Power Integrations, Inc.[1]	691	45,267
SiTime Corp.*,1	188	39,927
BlackLine, Inc.*,1	633	39,252
Synaptics, Inc.*,1	463	37,151
Diodes, Inc.*,1	510	33,150
Ambarella, Inc.*,1	412	29,479
Rapid7, Inc.*,1	659	28,073
DigitalOcean Holdings, Inc.*,1	593	22,581
PagerDuty, Inc.*,1	967	20,539
Ultra Clean Holdings, Inc.*,1	521	20,022
JFrog Ltd.*,1	632	19,687
Appian Corp. — Class A*,1	461	17,449
Sprout Social, Inc. — Class A*,1	530	16,971
Zuora, Inc. — Class A*,1	1,333	13,237
Asana, Inc. — Class A*,1	853	13,059
MaxLinear, Inc. — Class A*	829	12,543
Phreesia, Inc.*,1	584	12,282
Grid Dynamics Holdings, Inc.*,1	530	9,699
Bandwidth, Inc. — Class A*,1	275	5,783
Health Catalyst, Inc.*,1	609	5,378
Sapiens International Corporation N.V.[1]	184	5,029
3D Systems Corp.*,1	1,453	4,315
BigCommerce Holdings, Inc.*,1	567	4,179
8x8, Inc.*	1,327	4,114
CEVA, Inc.*,1	132	3,926
Cerence, Inc.*	454	3,344
Porch Group, Inc.*	894	3,272
Domo, Inc. — Class B*,1	330	3,089
Unisys Corp.*,1	384	3,064
Mitek Systems, Inc.*,1	255	2,377
Logility Supply Chain Solutions, Inc. — Class A1	187	1,969
AvidXchange Holdings, Inc.*,1	147	1,682
Digital Turbine, Inc.*	1,060	1,526

See notes to financial statements.

34 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Shares	Value
COMMON STOCKS† – 3.3% (continued)
Technology – 0.7% (continued)
Enfusion, Inc. — Class A*,1	126	$ 1,253
Corsair Gaming, Inc.*,1	163	1,198
Ouster, Inc.*,1	112	1,105
ON24, Inc.*,1	161	1,064
Brightcove, Inc.*	242	1,033
Desktop Metal, Inc. — Class A*	219	911
CoreCard Corp.*	43	902
Rackspace Technology, Inc.*	324	868
Telos Corp.*	238	809
Vuzix Corp.*	349	806
LivePerson, Inc.*	775	752
Atomera, Inc.*	120	742
Outbrain, Inc.*,1	127	690
Upland Software, Inc.*	172	631
TTEC Holdings, Inc.	108	559
CS Disco, Inc.*,1	84	497
Outset Medical, Inc.*	548	491
SecureWorks Corp. — Class A*,1	58	490
Veritone, Inc.*	169	446
Arteris, Inc.*,1	29	252
Forian, Inc.*	112	231
iCAD, Inc.*	130	225
EMCORE Corp.*	22	65
DarioHealth Corp.*	80	63
Smith Micro Software, Inc.*	34	29
Ryvyl, Inc.*	11	19
Society Pass, Inc.*	1	1
Meta Materials, Inc.*	12	1
NantHealth, Inc.*	10	–
Total Technology		4,127,169
Financial – 0.7%
Invesco Ltd.	29,199	528,305
T. Rowe Price Group, Inc.	3,987	493,750
Lincoln National Corp.	8,597	305,537
Citizens Financial Group, Inc.	5,454	262,556
Essex Property Trust, Inc. REIT	761	236,260
KeyCorp	11,155	217,299
Franklin Resources, Inc.	9,379	213,466
Truist Financial Corp.	4,474	213,320
Healthpeak Properties, Inc. REIT	7,889	173,479
Alexandria Real Estate Equities, Inc. REIT	1,357	149,582
STAG Industrial, Inc. REIT[1]	2,043	75,162
First Financial Bankshares, Inc.[1]	1,517	63,229
Terreno Realty Corp. REIT[1]	863	52,324

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Shares	Value
COMMON STOCKS† – 3.3% (continued)
Financial – 0.7% (continued)
Valley National Bancorp[1]	4,679	$ 49,785
National Storage Affiliates Trust REIT[1]	949	42,800
Walker & Dunlop, Inc.[1]	341	37,571
Outfront Media, Inc. REIT[1]	1,700	32,657
Broadstone Net Lease, Inc. REIT[1]	1,850	32,394
Innovative Industrial Properties, Inc. REIT[1]	292	31,834
Pacific Premier Bancorp, Inc.[1]	1,095	31,098
LXP Industrial Trust REIT[1]	3,282	30,687
MARA Holdings, Inc.*	1,115	30,573
Triumph Financial, Inc.*,1	281	30,092
Newmark Group, Inc. — Class A1	1,942	30,062
HA Sustainable Infrastructure Capital, Inc.[1]	896	28,099
Baldwin Insurance Group, Inc. — Class A*,1	559	27,369
Goosehead Insurance, Inc. — Class A*,1	211	26,611
Trupanion, Inc.*,1	446	23,776
Stewart Information Services Corp.[1]	313	23,503
Cannae Holdings, Inc.[1]	994	21,570
Virtus Investment Partners, Inc.[1]	85	20,993
LendingClub Corp.*,1	1,171	19,485
Live Oak Bancshares, Inc.[1]	376	17,822
Riot Platforms, Inc.*,1	1,226	15,509
Redfin Corp.*	1,216	11,540
Hilltop Holdings, Inc.[1]	362	11,457
Bank of NT Butterfield & Son Ltd.[1]	294	11,151
Brandywine Realty Trust REIT[1]	1,990	11,144
eXp World Holdings, Inc.[1]	736	10,194
Veritex Holdings, Inc.[1]	278	8,454
MFA Financial, Inc. REIT[1]	649	7,210
Safehold, Inc. REIT[1]	335	7,153
Piedmont Office Realty Trust, Inc. — Class A REIT[1]	727	6,921
Uniti Group, Inc. REIT[1]	1,153	6,814
Centerspace REIT[1]	83	6,017
LendingTree, Inc.*,1	136	6,013
ConnectOne Bancorp, Inc.[1]	218	5,995
Eagle Bancorp, Inc.[1]	185	5,432
Capitol Federal Financial, Inc.[1]	762	5,090
Redwood Trust, Inc. REIT[1]	675	4,833
First Bancshares, Inc.[1]	120	4,457
Metropolitan Bank Holding Corp.*,1	57	3,702
Northfield Bancorp, Inc.[1]	258	3,452
Plymouth Industrial REIT, Inc. REIT[1]	182	3,411
Anywhere Real Estate, Inc.*,1	675	3,307
TPG RE Finance Trust, Inc. REIT[1]	358	3,269
Global Medical REIT, Inc. REIT[1]	351	3,120
World Acceptance Corp.*,1	24	2,902
One Liberty Properties, Inc. REIT[1]	95	2,857

See notes to financial statements.

36 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Shares	Value
COMMON STOCKS† – 3.3% (continued)
Financial – 0.7% (continued)
Diamond Hill Investment Group, Inc.[1]	17	$ 2,811
Community Healthcare Trust, Inc. REIT[1]	141	2,665
Ready Capital Corp. REIT[1]	355	2,616
Signature Bank*	1,846	2,271
West BanCorp, Inc.[1]	95	2,268
Hingham Institution For Savings[1]	8	2,266
First Foundation, Inc.[1]	284	2,258
Enterprise Bancorp, Inc.[1]	55	2,035
Civista Bancshares, Inc.[1]	88	2,013
RBB Bancorp[1]	83	1,980
Southern First Bancshares, Inc.*,1	44	1,966
Alerus Financial Corp.[1]	89	1,962
ARMOUR Residential REIT, Inc. REIT[1]	103	1,949
Waterstone Financial, Inc.[1]	128	1,932
Blue Foundry Bancorp*,1	167	1,852
Atlanticus Holdings Corp.*,1	28	1,631
Invesco Mortgage Capital, Inc. REIT[1]	183	1,527
City Office REIT, Inc. REIT[1]	254	1,473
Industrial Logistics Properties Trust REIT[1]	380	1,471
HomeStreet, Inc.*,1	114	1,354
Regional Management Corp.[1]	44	1,343
Citizens, Inc.*,1	297	1,331
Orchid Island Capital, Inc. REIT[1]	158	1,231
Douglas Elliman, Inc.*	450	1,144
Franklin Street Properties Corp. REIT	595	1,136
Seritage Growth Properties — Class A*,1	222	1,012
eHealth, Inc.*	145	819
Pioneer Bancorp, Inc.*,1	69	813
B Riley Financial, Inc.	118	691
Star Holdings*,1	60	676
Maiden Holdings Ltd.*	414	675
Oportun Financial Corp.*	124	494
Office Properties Income Trust REIT	281	464
Great Ajax Corp. REIT	129	392
Finance of America Companies, Inc. — Class A*	11	206
Silvergate Capital Corp. — Class A*	327	137
Rafael Holdings, Inc. — Class B*	60	113
Ashford Hospitality Trust, Inc. REIT*	10	89
Fathom Holdings, Inc.*	36	71
Pershing Square Tontine Holdings, Ltd. — Class A*,†††,2	329,700	33
Stronghold Digital Mining, Inc. — Class A*	4	22
First Republic Bank*	1,594	8
Total Financial		3,797,654

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 37

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Shares	Value
COMMON STOCKS† – 3.3% (continued)
Consumer, Non-cyclical – 0.7%
PayPal Holdings, Inc.*	5,818	$ 504,671
Bio-Techne Corp.	5,648	425,633
Align Technology, Inc.*	1,380	321,223
Zoetis, Inc.	1,380	241,845
Illumina, Inc.*	1,645	237,127
IDEXX Laboratories, Inc.*	513	216,358
Charles River Laboratories International, Inc.*	985	196,074
MarketAxess Holdings, Inc.	746	192,983
Robert Half, Inc.	2,350	175,333
Bio-Rad Laboratories, Inc. — Class A*	482	164,135
Dentsply Sirona, Inc.	5,242	103,005
Moderna, Inc.*	1,850	79,661
Avis Budget Group, Inc.[1]	484	52,790
Endo, Inc.*,1	2,219	50,593
Korn Ferry[1]	630	49,354
TriNet Group, Inc.[1]	474	44,286
Alarm.com Holdings, Inc.*,1	552	35,957
LivaNova plc*,1	625	32,812
Arrowhead Pharmaceuticals, Inc.*,1	1,200	31,236
Twist Bioscience Corp.*,1	633	31,131
Upbound Group, Inc.[1]	773	26,583
Denali Therapeutics, Inc.*,1	1,062	26,550
CONMED Corp.[1]	339	25,100
Omnicell, Inc.*,1	513	23,901
LiveRamp Holdings, Inc.*,1	775	23,529
NeoGenomics, Inc.*,1	1,325	23,492
Helen of Troy Ltd.*,1	281	20,606
Astrana Health, Inc.*,1	442	19,116
AtriCure, Inc.*,1	525	18,984
Kymera Therapeutics, Inc.*,1	403	18,881
Neogen Corp.*,1	1,258	17,838
Cimpress plc*,1	205	16,462
Beam Therapeutics, Inc.*,1	596	16,313
Arvinas, Inc.*,1	548	14,643
CareDx, Inc.*,1	593	14,552
SpringWorks Therapeutics, Inc.*,1	342	14,186
Intellia Therapeutics, Inc.*,1	814	12,715
Progyny, Inc.*,1	754	11,740
Deluxe Corp.[1]	503	11,655
Owens & Minor, Inc.*,1	718	9,671
Recursion Pharmaceuticals, Inc. — Class A*,1	1,343	9,495
Avid Bioservices, Inc.*,1	708	8,694
Nurix Therapeutics, Inc.*,1	373	8,247
Arcus Biosciences, Inc.*,1	526	8,121
Coursera, Inc.*,1	851	6,765
Travere Therapeutics, Inc.*,1	348	6,546

See notes to financial statements.

38 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Shares	Value
COMMON STOCKS† – 3.3% (continued)
Consumer, Non-cyclical – 0.7% (continued)
Monro, Inc.[1]	194	$ 5,455
Nuvation Bio, Inc.*	1,852	5,371
Viad Corp.*,1	120	5,366
Community Health Systems, Inc.*,1	1,457	5,012
GRAIL, Inc.*	274	4,798
Fulgent Genetics, Inc.*,1	246	4,502
Quanterix Corp.*,1	361	4,451
Pacific Biosciences of California, Inc.*	2,271	4,338
Repay Holdings Corp.*,1	507	4,097
Castle Biosciences, Inc.*,1	124	3,755
Varex Imaging Corp.*,1	224	3,736
Carriage Services, Inc. — Class A1	90	3,649
OPKO Health, Inc.*	2,343	3,608
OmniAb, Inc.*,1	867	3,390
Custom Truck One Source, Inc.*,1	540	3,229
Green Dot Corp. — Class A*,1	313	3,215
Sangamo Therapeutics, Inc.*	1,415	3,198
Surmodics, Inc.*,1	80	3,156
Fate Therapeutics, Inc.*	948	3,005
Mission Produce, Inc.*,1	220	2,926
Emergent BioSolutions, Inc.*	287	2,904
Sana Biotechnology, Inc.*,1	1,029	2,861
ModivCare, Inc.*	145	2,725
USANA Health Sciences, Inc.*,1	70	2,697
Kodiak Sciences, Inc.*,1	399	2,661
B&G Foods, Inc.[1]	375	2,505
Replimune Group, Inc.*,1	177	2,492
Accolade, Inc.*	601	2,320
Ocugen, Inc.*	2,201	2,162
Akebia Therapeutics, Inc.*	1,039	2,140
C4 Therapeutics, Inc.*,1	460	2,093
OrthoPediatrics Corp.*,1	80	2,078
Allogene Therapeutics, Inc.*	811	2,011
MaxCyte, Inc.*,1	563	1,999
Enanta Pharmaceuticals, Inc.*,1	230	1,978
Joint Corp.*,1	165	1,921
Nevro Corp.*	405	1,863
Cerus Corp.*	986	1,824
Alector, Inc.*,1	695	1,800
Editas Medicine, Inc.*	801	1,794
Cassava Sciences, Inc.*	448	1,720
Vanda Pharmaceuticals, Inc.*,1	326	1,679
BioLife Solutions, Inc.*,1	61	1,676
OraSure Technologies, Inc.*,1	426	1,619
Senseonics Holdings, Inc.*	5,152	1,604
Zentalis Pharmaceuticals, Inc.*,1	428	1,545

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 39

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Shares	Value
COMMON STOCKS† – 3.3% (continued)
Consumer, Non-cyclical – 0.7% (continued)
TrueBlue, Inc.*,1	205	$ 1,542
AngioDynamics, Inc.*,1	220	1,525
Anika Therapeutics, Inc.*,1	86	1,524
Orthofix Medical, Inc.*,1	78	1,523
Olema Pharmaceuticals, Inc.*,1	150	1,518
Beauty Health Co.*	1,022	1,513
Organogenesis Holdings, Inc.*	379	1,467
Sutro Biopharma, Inc.*,1	517	1,370
Stoke Therapeutics, Inc.*,1	113	1,368
Aveanna Healthcare Holdings, Inc.*	235	1,365
Heron Therapeutics, Inc.*	1,100	1,309
Utah Medical Products, Inc.[1]	20	1,305
Accuray, Inc.*	550	1,226
Seer, Inc.*	495	1,223
MeiraGTx Holdings plc*,1	177	1,198
Inogen, Inc.*,1	116	1,126
Phathom Pharmaceuticals, Inc.*,1	120	1,064
American Well Corp. — Class A*	109	1,043
iTeos Therapeutics, Inc.*,1	120	1,026
Mind Medicine MindMed, Inc.*,1	125	1,021
Pulmonx Corp.*,1	155	1,000
Annexon, Inc.*,1	185	997
Coherus Biosciences, Inc.*	806	983
Praxis Precision Medicines, Inc.*,1	12	962
InfuSystem Holdings, Inc.*	108	961
Erasca, Inc.*	335	958
European Wax Center, Inc. — Class A*,1	150	901
Tectonic Therapeutic, Inc.*,1	18	896
Inovio Pharmaceuticals, Inc.*	205	886
Absci Corp.*,1	287	875
Personalis, Inc.*	214	850
WW International, Inc.*	627	840
HF Foods Group, Inc.*,1	217	819
Generation Bio Co.*	522	793
LENZ Therapeutics, Inc.[1]	22	783
Stereotaxis, Inc.*	295	705
XBiotech, Inc.*,1	90	685
Udemy, Inc.*,1	81	645
Tenaya Therapeutics, Inc.*	153	546
2seventy bio, Inc.*,1	135	539
Precigen, Inc.*	565	527
Harvard Bioscience, Inc.*	234	515
Oramed Pharmaceuticals, Inc.*	212	502
Atara Biotherapeutics, Inc.*	40	487
IGM Biosciences, Inc.*	48	482
Verastem, Inc.*,1	85	454

See notes to financial statements.

40 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Shares	Value
COMMON STOCKS† – 3.3% (continued)
Consumer, Non-cyclical – 0.7% (continued)
Taysha Gene Therapies, Inc.*	133	$ 431
Vaxart, Inc.*	715	431
Allakos, Inc.*	417	430
Lineage Cell Therapeutics, Inc.*	747	427
CytomX Therapeutics, Inc.*	386	409
Seres Therapeutics, Inc.*	414	406
Chimerix, Inc.*	435	383
Inotiv, Inc.*	99	362
Q32 Bio, Inc.*,1	13	350
Greenwich Lifesciences, Inc.*,1	24	342
Cartesian Therapeutics, Inc.*	18	339
Laird Superfood, Inc.*	37	335
Lexicon Pharmaceuticals, Inc.*	408	328
Tourmaline Bio, Inc.*,1	12	323
Scilex Holding Co.*	491	316
Alpha Teknova, Inc.*	41	306
Werewolf Therapeutics, Inc.*	153	306
Apyx Medical Corp.*	185	298
Ikena Oncology, Inc.*	161	279
Spyre Therapeutics, Inc.*,1	10	273
Dianthus Therapeutics, Inc.*,1	11	264
AirSculpt Technologies, Inc.*,1	38	260
Neurogene, Inc.*	10	254
PMV Pharmaceuticals, Inc.*	156	253
Beyondspring, Inc.*	133	249
Passage Bio, Inc.*	220	249
Exagen, Inc.*	61	242
Quince Therapeutics, Inc.*	118	242
CytoSorbents Corp.*	245	238
Inozyme Pharma, Inc.*,1	85	230
Cue Biopharma, Inc.*	183	223
Kronos Bio, Inc.*	231	219
Applied Therapeutics, Inc.*	105	213
Adaptimmune Therapeutics plc ADR*	273	197
Affimed N.V.*	69	196
Singular Genomics Systems, Inc.*	8	174
Assertio Holdings, Inc.*	173	173
Century Therapeutics, Inc.*	96	165
Spero Therapeutics, Inc.*	144	164
Bluebird Bio, Inc.*	402	163
Kezar Life Sciences, Inc.*	21	157
Korro Bio, Inc.*	3	156
ALX Oncology Holdings, Inc.*	105	155
BioAtla, Inc.*	92	155
CEL-SCI Corp.*	214	141
Climb Bio, Inc.*,1	41	132

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 41

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Shares	Value
COMMON STOCKS† – 3.3% (continued)
Consumer, Non-cyclical – 0.7% (continued)
Solid Biosciences, Inc.*,1	23	$ 131
Zevia PBC — Class A*	61	129
Aligos Therapeutics, Inc.*	5	128
Athira Pharma, Inc.*	192	126
Pyxis Oncology, Inc.*,1	62	125
Durect Corp.*	134	118
Curis, Inc.*	25	110
Biodesix, Inc.*	75	108
Vistagen Therapeutics, Inc.*	38	108
Allovir, Inc.*	175	96
Vor BioPharma, Inc.*	113	94
MEI Pharma, Inc.*	33	93
Rapid Micro Biosystems, Inc. — Class A*	86	90
Ginkgo Bioworks Holdings, Inc.*	10	87
Bolt Biotherapeutics, Inc.*	136	87
Cara Therapeutics, Inc.*	264	80
Marinus Pharmaceuticals, Inc.*	220	71
Prelude Therapeutics, Inc.*	64	67
Sensei Biotherapeutics, Inc.*	124	67
Precision BioSciences, Inc.*	9	66
TherapeuticsMD, Inc.*	46	65
Retractable Technologies, Inc.*	103	64
Elicio Therapeutics, Inc.*	12	61
Fortress Biotech, Inc.*	28	60
Carisma Therapeutics, Inc.*	59	51
Xilio Therapeutics, Inc.*	43	47
Forte Biosciences, Inc.*	2	43
Oncocyte Corp.*	17	41
KALA BIO, Inc.*	6	40
Lucid Diagnostics, Inc.*	39	39
Accelerate Diagnostics, Inc.*	19	32
Rubius Therapeutics, Inc.*,†††	547	31
PAVmed, Inc.*	29	28
Hookipa Pharma, Inc.*	11	28
Vincerx Pharma, Inc.*	95	27
Aspira Women’s Health, Inc.*	28	24
AquaBounty Technologies, Inc.*	16	16
Cyclo Therapeutics, Inc.*	19	13
Finch Therapeutics Group, Inc.*	1	12
Talis Biomedical Corp.*	6	10
Syros Pharmaceuticals, Inc.*	34	9
Oncternal Therapeutics, Inc.*	13	9
GT Biopharma, Inc.*	3	9
MiNK Therapeutics, Inc.*	11	8
Gritstone bio, Inc.*	249	7
Acutus Medical, Inc.*	113	7

See notes to financial statements.

42 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Shares	Value
COMMON STOCKS† – 3.3% (continued)
Consumer, Non-cyclical – 0.7% (continued)
Portage Biotech, Inc.*	1	$ 6
iBio, Inc.*	2	6
Mustang Bio, Inc.*	28	6
Molecular Templates, Inc.*	14	5
Sorrento Therapeutics, Inc.*	3,481	5
SQZ Biotechnologies Co.*	135	4
Eterna Therapeutics, Inc.*	8	3
Trevena, Inc.*	1	2
Telesis Bio, Inc.*	3	2
22nd Century Group, Inc.*	4	–
NanoString Technologies, Inc. Escrow*,†††	532	–
Atreca, Inc.*,†††	154	–
VBI Vaccines, Inc.*	37	–
Codiak Biosciences, Inc.*,†††	94	–
Cue Health, Inc.*	85	–
Cyteir Therapeutics, Inc.*,†††	99	–
Ligand Pharmaceuticals, Inc.*,†††	67	–
Ligand Pharmaceuticals, Inc.*,†††	67	–
Ampio Pharmaceuticals, Inc.*	4	–
DermTech, Inc.*	144	–
Infinity Pharmaceuticals, Inc.*	521	–
9 Meters Biopharma, Inc.*	67	–
Tattooed Chef, Inc.*	281	–
Athersys, Inc.*	49	–
Humanigen, Inc.*,†††	284	–
ViewRay, Inc.*	837	–
Total Consumer, Non-cyclical		3,796,506
Consumer, Cyclical – 0.7%
Bath & Body Works, Inc.	10,922	395,813
Penn Entertainment, Inc.*	15,035	324,606
Caesars Entertainment, Inc.*	8,165	314,271
Aptiv plc*	4,627	256,937
Best Buy Company, Inc.	2,703	243,270
Pool Corp.	578	217,958
CarMax, Inc.*	2,577	216,391
Ford Motor Co.	15,940	177,412
NIKE, Inc. — Class B	2,085	164,236
Target Corp.	1,235	163,403
Whirlpool Corp.	1,379	153,648
VF Corp.	4,779	96,679
Under Armour, Inc. — Class C*	9,303	81,587
Under Armour, Inc. — Class A*	8,161	79,243
Crocs, Inc.*,1	683	72,125
Signet Jewelers Ltd.[1]	620	62,124
Macy’s, Inc.[1]	3,538	57,457

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 43

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Shares	Value
COMMON STOCKS† – 3.3% (continued)
Consumer, Cyclical – 0.7% (continued)
Advance Auto Parts, Inc.	1,253	$ 51,811
LCI Industries[1]	289	34,914
Goodyear Tire & Rubber Co.*,1	3,229	34,679
American Eagle Outfitters, Inc.[1]	1,778	34,209
LGI Homes, Inc.*,1	252	27,592
Wolverine World Wide, Inc.[1]	954	22,123
MillerKnoll, Inc.[1]	872	21,922
Sonos, Inc.*,1	1,488	20,252
Papa John’s International, Inc.[1]	387	19,284
Sally Beauty Holdings, Inc.*,1	1,288	17,942
Dana, Inc.[1]	1,698	16,980
Gentherm, Inc.*,1	390	16,419
Fox Factory Holding Corp.*,1	493	16,013
Cracker Barrel Old Country Store, Inc.[1]	278	15,446
Camping World Holdings, Inc. — Class A1	489	11,951
National Vision Holdings, Inc.*,1	969	11,725
Topgolf Callaway Brands Corp.*,1	1,357	11,426
Lions Gate Entertainment Corp. — Class B*,1	1,385	10,207
Rush Street Interactive, Inc.*,1	616	8,883
Allegiant Travel Co. — Class A1	90	7,366
AMC Entertainment Holdings, Inc. — Class A*,1	1,286	6,368
Revelyst, Inc.*,1	330	6,237
Shyft Group, Inc.[1]	406	5,725
Malibu Boats, Inc. — Class A*,1	121	5,245
MarineMax, Inc.*,1	123	4,221
Standard Motor Products, Inc.[1]	124	4,077
Sleep Number Corp.*,1	260	3,900
Douglas Dynamics, Inc.[1]	134	3,469
Bally’s Corp.*,1	191	3,386
Lovesac Co.*,1	76	2,867
Lions Gate Entertainment Corp. — Class A*,1	341	2,810
Sun Country Airlines Holdings, Inc.*,1	187	2,691
Hyliion Holdings Corp.*	698	2,576
Children’s Place, Inc.*	161	2,563
Zumiez, Inc.*,1	114	2,516
iRobot Corp.*	315	2,397
Denny’s Corp.*,1	362	2,375
Movado Group, Inc.[1]	91	1,852
Portillo’s, Inc. — Class A*,1	136	1,571
Cooper-Standard Holdings, Inc.*,1	100	1,544
OneWater Marine, Inc. — Class A*,1	61	1,354
GrowGeneration Corp.*	647	1,255
Superior Group of Companies, Inc.[1]	69	1,168
Aeva Technologies, Inc.*,1	246	1,132
Johnson Outdoors, Inc. — Class A1	31	1,043
Citi Trends, Inc.*,1	47	938

See notes to financial statements.

44 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Shares	Value
COMMON STOCKS† – 3.3% (continued)
Consumer, Cyclical – 0.7% (continued)
Vera Bradley, Inc.*	155	$ 907
Universal Electronics, Inc.*	74	857
American Outdoor Brands, Inc.*	84	824
Blink Charging Co.*	428	680
Tilly’s, Inc. — Class A*	135	603
Traeger, Inc.*,1	177	568
Sportsman’s Warehouse Holdings, Inc.*	259	554
PetMed Express, Inc.*	118	546
EVI Industries, Inc.[1]	27	530
PLBY Group, Inc.*	337	465
Torrid Holdings, Inc.*	103	442
Lifetime Brands, Inc.	75	442
GAN Ltd.*	239	437
ONE Group Hospitality, Inc.*	123	434
Fossil Group, Inc.*	284	415
Cato Corp. — Class A	117	373
Purple Innovation, Inc.*	343	329
Regis Corp.*	12	300
Duluth Holdings, Inc. — Class B*	72	276
Mesa Air Group, Inc.*	204	220
Big 5 Sporting Goods Corp.	123	218
Liberty TripAdvisor Holdings, Inc. — Class A*	434	217
Nikola Corp.*,1	89	179
Noodles & Co.*	242	165
Kirkland’s, Inc.*	74	132
Nu Ride, Inc. — Class A*	60	97
Lazydays Holdings, Inc.*	44	47
Big Lots, Inc.*	354	47
Workhorse Group, Inc.*	43	47
F45 Training Holdings, Inc.*	176	46
Container Store Group, Inc.*	12	42
Aterian, Inc.*	12	33
Barnes & Noble Education, Inc.*,1	2	22
Canoo, Inc.*	55	21
Ideanomics, Inc.*	22	5
Tupperware Brands Corp.*	286	1
Fisker, Inc.*,†††	1,915	1
LL Flooring Holdings, Inc.*	170	–
Shift Technologies, Inc.*,†††	102	–
Conn’s, Inc.*	106	–
Arcimoto, Inc.*	9	–
EBET, Inc.*	2	–
Total Consumer, Cyclical		3,575,106

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 45

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Shares	Value
COMMON STOCKS† – 3.3% (continued)
Industrial – 0.3%
Generac Holdings, Inc.*	2,048	$ 385,433
Keysight Technologies, Inc.*	1,753	299,483
Mohawk Industries, Inc.*,1	2,047	284,185
Ball Corp.	2,988	185,734
Stanley Black & Decker, Inc.	1,746	156,180
Exponent, Inc.[1]	606	59,818
John Bean Technologies Corp.[1]	366	46,123
Kennametal, Inc.[1]	980	28,126
Helios Technologies, Inc.[1]	378	19,777
Vicor Corp.*,1	247	13,143
Ichor Holdings Ltd.*,1	331	10,844
Triumph Group, Inc.*,1	373	7,180
TriMas Corp.[1]	253	6,685
Columbus McKinnon Corp.[1]	163	6,404
Gorman-Rupp Co.[1]	135	5,751
Montrose Environmental Group, Inc.*,1	305	5,740
FARO Technologies, Inc.*,1	212	5,565
nLight, Inc.*,1	509	5,528
Astec Industries, Inc.[1]	133	5,135
GrafTech International Ltd.*	2,345	4,596
Aspen Aerogels, Inc.*,1	263	3,893
Smith & Wesson Brands, Inc.[1]	285	3,870
Ranpak Holdings Corp.*,1	447	3,482
Mesa Laboratories, Inc.[1]	29	3,397
Enviri Corp.*,1	459	3,397
CryoPort, Inc.*,1	476	3,370
Luxfer Holdings plc[1]	164	2,355
Manitowoc Company, Inc.*,1	204	2,169
Pure Cycle Corp.*,1	114	1,657
Latham Group, Inc.*,1	240	1,591
Turtle Beach Corp.*,1	90	1,558
GoPro, Inc. — Class A*	755	929
Standard BioTools, Inc.*	454	835
AMMO, Inc.*	515	639
Caesarstone Ltd.*	134	588
Kopin Corp.*	462	545
Comtech Telecommunications Corp.*	152	515
Identiv, Inc.*	127	505
Hydrofarm Holdings Group, Inc.*	465	380
INNOVATE Corp.*	28	171
Yellow Corp.*	300	78
Akoustis Technologies, Inc.*	287	29
Total Industrial		1,577,383

See notes to financial statements.

46 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Shares	Value
COMMON STOCKS† – 3.3% (continued)
Communications – 0.2%
Etsy, Inc.*	4,899	$ 268,759
Walt Disney Co.	1,941	228,009
Match Group, Inc.*	5,697	186,520
Charter Communications, Inc. — Class A*	457	181,413
Warner Bros Discovery, Inc.*	10,664	111,759
EchoStar Corp. — Class A*	2,985	75,491
Ziff Davis, Inc.*,1	508	29,896
Magnite, Inc.*,1	1,523	25,571
Upwork, Inc.*,1	1,378	23,385
DigitalBridge Group, Inc.[1]	1,417	18,563
Revolve Group, Inc.*,1	420	15,154
TechTarget, Inc.*,1	305	9,794
Shutterstock, Inc.[1]	274	8,680
Open Lending Corp. — Class A*,1	1,223	7,803
Infinera Corp.*,1	1,081	7,146
Clear Channel Outdoor Holdings, Inc.*	4,259	6,431
Liberty Latin America Ltd. — Class C*,1	906	6,260
RealReal, Inc.*	940	5,527
Stitch Fix, Inc. — Class A*	949	4,517
IDT Corp. — Class B	85	4,389
NETGEAR, Inc.*,1	169	4,157
Liquidity Services, Inc.*,1	135	3,452
Beyond, Inc.*	504	3,170
iHeartMedia, Inc. — Class A*	1,313	3,007
1-800-Flowers.com, Inc. — Class A*,1	317	2,577
Anterix, Inc.*,1	68	2,360
Ooma, Inc.*,1	130	1,924
Boston Omaha Corp. — Class A*,1	118	1,802
Liberty Latin America Ltd. — Class A*,1	237	1,649
Ribbon Communications, Inc.*,1	419	1,638
Advantage Solutions, Inc.*	455	1,620
Eventbrite, Inc. — Class A*,1	448	1,577
Cardlytics, Inc.*	382	1,555
Thryv Holdings, Inc.*,1	90	1,424
Lands’ End, Inc.*,1	85	1,356
Groupon, Inc.*,1	140	1,313
OptimizeRx Corp.*	205	1,117
Tucows, Inc. — Class A*,1	58	1,026
Entravision Communications Corp. — Class A	358	874
EW Scripps Co. — Class A*	335	670
Inseego Corp.*,1	49	585
Telesat Corp.*,1	41	552
1stdibs.com, Inc.*	106	412
CuriosityStream, Inc.	155	284
CarParts.com, Inc.*	291	280
National CineMedia, Inc.*,1	35	243

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 47

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Shares	Value
COMMON STOCKS† – 3.3% (continued)
Communications – 0.2% (continued)
comScore, Inc.*	20	$ 162
Fluent, Inc.*	43	119
VirnetX Holding Corp.*	18	97
aka Brands Holding Corp.*	4	89
Solo Brands, Inc. — Class A*	71	88
Cambium Networks Corp.*	63	79
Audacy, Inc.*,†††	23	4
Digital Media Solutions, Inc. — Class A*	1	–
HyreCar, Inc.*	104	–
Total Communications		1,266,329
Basic Materials – 0.0%
Quaker Chemical Corp.[1]	157	24,759
Tronox Holdings plc — Class A1	1,344	16,262
Energy Fuels, Inc.*,1	900	6,534
Novagold Resources, Inc.*,1	1,390	5,088
Codexis, Inc.*,1	706	3,234
Compass Minerals International, Inc.[1]	200	3,086
Radius Recycling, Inc. — Class A1	154	3,052
Mativ Holdings, Inc.[1]	136	1,786
Unifi, Inc.*	81	450
Magnera Corp.*	20	411
Danimer Scientific, Inc.*	26	169
Total Basic Materials		64,831
Utilities – 0.0%
Ameresco, Inc. — Class A*,1	362	10,197
Middlesex Water Co.[1]	101	6,609
Global Water Resources, Inc.[1]	75	1,005
Total Utilities		17,811
Energy – 0.0%
Sunnova Energy International, Inc.*	1,009	5,590
National Energy Services Reunited Corp.*,1	226	1,998
Gevo, Inc.*	1,167	1,926
DMC Global, Inc.*,1	111	894
Eos Energy Enterprises, Inc.*	259	764
Aemetis, Inc.*	161	658
Stem, Inc.*	1,328	521
Beam Global*	52	201
Spruce Power Holding Corp.*	78	199
SunPower Corp. — Class A*,†††	937	–
Total Energy		12,751
Total Common Stocks
(Cost $36,041,756)		18,235,540

See notes to financial statements.

48 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Shares	Value
PREFERRED STOCKS† – 6.5%
Financial – 5.9%
Markel Group, Inc.††
6.00%[1]	5,000,000	$ 4,999,354
Citigroup, Inc.††
4.15%[1]	5,000,000	4,798,564
Goldman Sachs Group, Inc.††
3.80%[1]	5,000,000	4,790,867
Bank of New York Mellon Corp.††
3.75%[1]	5,000,000	4,784,384
Wells Fargo & Co.
4.38%	139,386	2,678,999
4.75%	61,250	1,245,825
3.90%††,1	400,000	389,165
Bank of America Corp.
4.38%[1]	1,781,500	4,153,268
Selective Insurance Group, Inc.
4.60%	85,536	1,643,147
Public Storage
4.10%	58,000	1,079,960
Lincoln National Corp.††
9.25%[1]	750,000	820,285
Jackson Financial, Inc.
8.00%	26,000	714,220
RenaissanceRe Holdings Ltd.
4.20%	38,000	699,200
Corebridge Financial, Inc.††
6.38% due 12/15/64*	5,000	124,115
American National Group, Inc.††
5.95%[1]	1,500	38,085
First Republic Bank††
4.50%*	200,000	80
Total Financial		32,959,518
Government – 0.5%
CoBank ACB††
4.25%[1]	3,000,000	2,854,553
7.13%	250,000	254,046
Energy – 0.1%
Venture Global LNG, Inc.††
9.00%[1,4]	550,000	569,967
Total Preferred Stocks
(Cost $44,933,544)		36,638,084
WARRANTS† – 0.0%
Danimer Scientific, Inc.
Expiring 07/15/25	352	15
Pershing Square SPARC Holdings, Ltd.
Expiring 12/31/49†††,2	82,425	8
Total Warrants
(Cost $–)		23

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 49

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Shares	Value
RIGHTS† – 0.0%
Financial – 0.0%
CURO Group Holdings Corp. †††	125	$ –
Gurnet Point Capital LLC
Expires 12/31/26†††	285	–
Total Financial		–
Consumer, Non-cyclical – 0.0%
Cartesian Therapeutics, Inc.
Expires 12/14/24	542	–
Neurogene, Inc.
Expires 06/30/29	41	–
XOMA Corp.
Expires 04/04/25	153	–
AbbVie Inc
Expires 03/31/29	2	–
Carisma Therapeutics, Inc.
Expires 03/31/27†††	1,182	–
Jounce Therapeutics, Inc.
Expires 05/05/25†††	196	–
Magnenta Therapeutics, Inc.†††	178	–
Radius Health, Inc.
Expires 12/31/25†††	558	–
Epizyme, Inc.
Expires 01/01/28†††	793	–
Eli Lilly & Co.
Expires 12/31/31†††	6	–
Korro Bio, Inc.
Expires 12/31/26	191	–
Homology Medicines, Inc.
Expires 06/30/26	249	–
Assertio Holdings, Inc.
Expires 12/31/25†††	971	–
Coherus Biosciences, Inc.†††	208	–
Total Consumer, Non-cyclical		–
Total Rights
(Cost $2,377)		–
MUTUAL FUNDS***,† – 1.3%
NAA Risk Managed Real Estate Fund[12]	198,072	7,035,505
Total Mutual Funds
(Cost $7,551,318)		7,035,505
CLOSED-END MUTUAL FUNDS***,† – 1.9%
BlackRock Credit Allocation Income Trust	290,333	3,187,856
Eaton Vance Limited Duration Income Fund	309,597	3,148,602
Western Asset High Income Opportunity Fund, Inc.	765,344	3,046,069

See notes to financial statements.

50 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Shares	Value
CLOSED-END MUTUAL FUNDS***,† – 1.9% (continued)
Blackstone Strategic Credit Fund	91,382	$ 1,143,189
Total Closed-End Mutual Funds
(Cost $13,238,052)		10,525,716
MONEY MARKET FUNDS***,† – 0.4%
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 4.51%[5]	1,367,365	1,367,365
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 4.51%[5]	1,136,161	1,136,161
Total Money Market Funds
(Cost $2,503,526)		2,503,526
	Face
	Amount~
CORPORATE BONDS†† – 53.7%
Financial – 12.7%
United Wholesale Mortgage LLC
5.50% due 04/15/29[4]	4,300,000	$ 4,160,351
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[4]	3,810,000	3,561,550
Liberty Mutual Group, Inc.
4.30% due 02/01/61[4]	5,250,000	3,400,496
Kennedy-Wilson, Inc.
5.00% due 03/01/31	3,500,000	3,146,617
FS KKR Capital Corp.
3.25% due 07/15/27	3,300,000	3,127,914
OneMain Finance Corp.
4.00% due 09/15/30	3,300,000	2,964,394
Encore Capital Group, Inc.
8.50% due 05/15/30[4]	1,950,000	2,064,250
9.25% due 04/01/29[4]	750,000	805,863
Iron Mountain, Inc.
5.25% due 07/15/30[4]	2,940,000	2,852,471
GLP Capital Limited Partnership / GLP Financing II, Inc.
3.25% due 01/15/32	3,250,000	2,838,323
Jane Street Group / JSG Finance, Inc.
7.13% due 04/30/31[4]	2,700,000	2,809,679
Accident Fund Insurance Company of America
8.50% due 08/01/32[4]	2,550,000	2,526,088
Global Atlantic Finance Co.
3.13% due 06/15/31[4]	1,750,000	1,529,302
4.70% due 10/15/51[3,4]	900,000	865,498
Corebridge Financial, Inc.
6.88% due 12/15/52[3]	1,950,000	1,995,989
Hunt Companies, Inc.
5.25% due 04/15/29[4]	1,850,000	1,751,906
Atlantic Marine Corporations Communities LLC
5.38% due 02/15/48	2,013,996	1,680,370
Starwood Property Trust, Inc.
4.38% due 01/15/27[4]	1,700,000	1,656,122

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 51

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Face
	Amount~	Value
CORPORATE BONDS†† – 53.7% (continued)
Financial – 12.7% (continued)
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
4.00% due 10/15/33[4]	1,800,000	$ 1,565,422
3.88% due 03/01/31[4]	100,000	89,498
Alliant Holdings Intermediate LLC / Alliant Holdings Company-Issuer
7.38% due 10/01/32[4]	1,450,000	1,458,738
7.00% due 01/15/31[4]	150,000	152,322
Sherwood Financing plc
4.50% due 11/15/26	EUR 1,146,000	1,202,277
7.65% (3 Month EURIBOR + 4.63%, Rate Floor: 4.63%) due 11/15/27◊	EUR 354,000	371,244
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[4]	1,500,000	1,516,363
Iron Mountain Information Management Services, Inc.
5.00% due 07/15/32[4]	1,600,000	1,505,970
Prudential Financial, Inc.
5.13% due 03/01/52[3]	1,550,000	1,492,550
AmFam Holdings, Inc.
3.83% due 03/11/51[4]	2,300,000	1,431,894
Jones Deslauriers Insurance Management, Inc.
8.50% due 03/15/30[4]	750,000	796,012
10.50% due 12/15/30[4]	500,000	541,284
UBS AG/Stamford CT
7.95% due 01/09/25	1,300,000	1,303,531
NatWest Group plc
7.47% due 11/10/26[3]	1,250,000	1,277,963
Ares Finance Company IV LLC
3.65% due 02/01/52[4]	1,650,000	1,213,254
PennyMac Financial Services, Inc.
7.13% due 11/15/30[4]	800,000	820,695
7.88% due 12/15/29[4]	300,000	317,087
KKR Group Finance Company X LLC
3.25% due 12/15/51[4]	1,600,000	1,105,389
Toronto-Dominion Bank
8.13% due 10/31/82[3]	1,050,000	1,103,203
Focus Financial Partners LLC
6.75% due 09/15/31[1,4]	1,050,000	1,059,818
PHM Group Holding Oy
4.75% due 06/18/26[4]	EUR 1,000,000	1,048,785
MidCap Funding XLVI Trust
8.14% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 04/15/27◊,†††	1,040,000	1,040,000
Bank of Nova Scotia
8.63% due 10/27/82[3]	750,000	799,537
Nationstar Mortgage Holdings, Inc.
5.00% due 02/01/26[4]	790,000	783,584
Kane Bidco Ltd.
5.00% due 02/15/27	EUR 700,000	739,026
Farmers Insurance Exchange
7.00% due 10/15/64[1,3,4]	590,000	619,223
VFH Parent LLC / Valor Company-Issuer, Inc.
7.50% due 06/15/31[4]	600,000	618,803

See notes to financial statements.

52 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Face
	Amount~	Value
CORPORATE BONDS†† – 53.7% (continued)
Financial – 12.7% (continued)
Swiss Re Finance Luxembourg S.A.
5.00% due 04/02/49[3,4]	600,000	$ 595,662
Ryan Specialty LLC
4.38% due 02/01/30[4]	450,000	427,149
USI, Inc.
7.50% due 01/15/32[4]	350,000	356,153
Total Financial		71,089,619
Communications – 8.4%
Level 3 Financing, Inc.
4.00% due 04/15/31[4]	6,100,000	4,834,250
11.00% due 11/15/29[4]	1,008,430	1,145,855
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 06/01/33[4]	6,500,000	5,637,792
Altice France S.A.
5.13% due 01/15/29[4]	5,260,000	3,979,798
5.13% due 07/15/29[4]	2,000,000	1,524,152
British Telecommunications plc
4.88% due 11/23/81[3,4]	5,000,000	4,633,887
Ziggo Bond Company B.V.
5.13% due 02/28/30[4]	4,361,000	3,940,774
Vodafone Group plc
5.13% due 06/04/81[3]	4,750,000	3,701,178
McGraw-Hill Education, Inc.
5.75% due 08/01/28[4]	1,800,000	1,762,950
8.00% due 08/01/29[4]	1,700,000	1,716,245
Zayo Group Holdings, Inc.
4.00% due 03/01/27[4]	3,250,000	3,064,609
Vmed O2 UK Financing I plc
4.25% due 01/31/31[4]	3,250,000	2,817,414
LCPR Senior Secured Financing DAC
6.75% due 10/15/27[4]	1,630,000	1,483,373
5.13% due 07/15/29[4]	230,000	188,794
Rogers Communications, Inc.
5.25% due 03/15/82[3,4]	1,600,000	1,575,907
CSC Holdings LLC
11.25% due 05/15/28[4]	1,000,000	989,535
4.50% due 11/15/31[4]	300,000	225,163
6.50% due 02/01/29[4]	100,000	85,753
Cogent Communications Group Incorporated / Cogent Communications Finance, Inc.
7.00% due 06/15/27[4]	850,000	858,415
Ciena Corp.
4.00% due 01/31/30[4]	850,000	782,766
Sunrise FinCo I B.V.
4.88% due 07/15/31[4]	750,000	688,523
Cogent Communications Group LLC
7.00% due 06/15/27[4]	500,000	507,422
VZ Secured Financing B.V.
5.00% due 01/15/32[4]	500,000	446,820

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 53

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Face
	Amount~	Value
CORPORATE BONDS†† – 53.7% (continued)
Communications – 8.4% (continued)
AMC Networks, Inc.
10.25% due 01/15/29[4]	350,000	$ 371,997
Outfront Media Capital LLC / Outfront Media Capital Corp.
4.25% due 01/15/29[4]	325,000	306,500
Total Communications		47,269,872
Consumer, Non-cyclical – 8.3%
DaVita, Inc.
4.63% due 06/01/30[4]	5,200,000	4,870,742
US Foods, Inc.
4.63% due 06/01/30[4]	4,250,000	4,048,529
Upbound Group, Inc.
6.38% due 02/15/29[4]	3,412,000	3,345,282
BCP V Modular Services Finance II plc
4.75% due 11/30/28	EUR 3,000,000	3,090,659
ADT Security Corp.
4.88% due 07/15/32[4]	3,300,000	3,071,503
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[4]	3,125,000	3,003,975
Carriage Services, Inc.
4.25% due 05/15/29[4]	3,150,000	2,910,318
Bausch Health Companies, Inc.
4.88% due 06/01/28[4]	3,300,000	2,730,972
Sotheby’s/Bidfair Holdings, Inc.
5.88% due 06/01/29[4]	2,200,000	2,011,261
TreeHouse Foods, Inc.
4.00% due 09/01/28	2,000,000	1,809,571
Medline Borrower, LP
5.25% due 10/01/29[4]	1,750,000	1,708,525
Post Holdings, Inc.
5.50% due 12/15/29[4]	1,700,000	1,657,748
Reynolds American, Inc.
5.70% due 08/15/35	1,550,000	1,592,889
Castor S.p.A.
8.73% (3 Month EURIBOR + 5.25%, Rate Floor: 5.25%) due 02/15/29◊,4	EUR 1,400,000	1,433,632
CPI CG, Inc.
10.00% due 07/15/29[4]	1,350,000	1,428,281
JBS USA Holding Lux SARL/ JBS USA Food Company/ JBS Lux Co SARL
4.38% due 02/02/52	1,750,000	1,370,157
Champions Financing, Inc.
8.75% due 02/15/29[4]	1,330,000	1,337,628
AZ Battery Property LLC
6.73% due 02/20/46†††	980,000	988,186
Neogen Food Safety Corp.
8.63% due 07/20/30[4]	900,000	969,483
Verisure Holding AB
5.50% due 05/15/30[4]	EUR 650,000	713,255
Nobel Bidco B.V.
3.13% due 06/15/28	EUR 550,000	551,680

See notes to financial statements.

54 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Face
	Amount~	Value
CORPORATE BONDS†† – 53.7% (continued)
Consumer, Non-cyclical – 8.3% (continued)
WW International, Inc.
4.50% due 04/15/29[4]	1,750,000	$ 402,420
Sammontana Italia S.p.A.
6.97% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 10/15/31◊	EUR 350,000	372,920
Catalent Pharma Solutions, Inc.
3.13% due 02/15/29[4]	300,000	295,342
Perrigo Finance Unlimited Co.
5.38% due 09/30/32	EUR 250,000	271,357
APi Group DE, Inc.
4.75% due 10/15/29[4]	250,000	239,542
Williams Scotsman, Inc.
7.38% due 10/01/31[4]	150,000	155,628
Darling Ingredients, Inc.
6.00% due 06/15/30[4]	150,000	149,478
HealthEquity, Inc.
4.50% due 10/01/29[4]	75,000	71,061
Total Consumer, Non-cyclical		46,602,024
Consumer, Cyclical – 6.0%
1011778 BC ULC / New Red Finance, Inc.
4.00% due 10/15/30[4]	4,500,000	4,086,646
Penn Entertainment, Inc.
4.13% due 07/01/29[4]	3,350,000	3,050,269
Station Casinos LLC
4.63% due 12/01/31[4]	3,250,000	2,936,975
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.00% due 06/01/31[4]	2,200,000	2,001,768
Aramark Services, Inc.
5.00% due 02/01/28[4]	2,000,000	1,958,140
Air Canada
4.63% due 08/15/29[1,4]	CAD 2,750,000	1,943,721
Wabash National Corp.
4.50% due 10/15/28[4]	1,750,000	1,626,189
Scientific Games Holdings Limited Partnership/Scientific Games US FinCo, Inc.
6.63% due 03/01/30[4]	1,600,000	1,556,267
Fertitta Entertainment LLC / Fertitta Entertainment Finance Company, Inc.
4.63% due 01/15/29[4]	1,650,000	1,550,242
Boyne USA, Inc.
4.75% due 05/15/29[4]	1,600,000	1,530,034
Crocs, Inc.
4.25% due 03/15/29[4]	1,625,000	1,508,931
Deuce FinCo plc
5.50% due 06/15/27	GBP 1,200,000	1,487,556
Allwyn Entertainment Financing UK plc
7.88% due 04/30/29[1,4]	1,400,000	1,446,433
Steelcase, Inc.
5.13% due 01/18/29	1,450,000	1,409,795

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 55

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Face
	Amount~	Value
CORPORATE BONDS†† – 53.7% (continued)
Consumer, Cyclical – 6.0% (continued)
Evergreen Acqco 1 Limited Partnership / TVI, Inc.
9.75% due 04/26/28[4]	1,257,000	$ 1,323,361
Ontario Gaming GTA Limited Partnership/OTG Company-Issuer, Inc.
8.00% due 08/01/30[4]	1,250,000	1,289,081
Hanesbrands, Inc.
9.00% due 02/15/31[4]	550,000	591,185
4.88% due 05/15/26[4]	100,000	98,632
Ritchie Bros Holdings, Inc.
7.75% due 03/15/31[4]	650,000	687,471
Tempur Sealy International, Inc.
3.88% due 10/15/31[4]	600,000	531,723
ONE Hotels GmbH
7.75% due 04/02/31[4]	EUR 250,000	283,465
Wolverine World Wide, Inc.
4.00% due 08/15/29[4]	300,000	264,104
AccorInvest Group S.A.
6.38% due 10/15/29[4]	EUR 200,000	220,571
JB Poindexter & Company, Inc.
8.75% due 12/15/31[4]	140,000	148,593
Total Consumer, Cyclical		33,531,152
Industrial – 5.9%
AP Grange Holdings
6.50% due 03/20/45†††	3,561,931	3,615,359
5.00% due 03/20/45†††	400,000	420,000
Standard Industries, Inc.
4.38% due 07/15/30[4]	2,400,000	2,232,532
3.38% due 01/15/31[4]	1,000,000	878,312
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[4]	2,300,000	2,352,093
5.25% due 07/15/28[4]	450,000	435,725
TK Elevator US Newco, Inc.
5.25% due 07/15/27[4]	2,630,000	2,590,224
Enviri Corp.
5.75% due 07/31/27[4]	2,625,000	2,522,271
MIWD Holdco II LLC / MIWD Finance Corp.
5.50% due 02/01/30[4]	2,600,000	2,495,636
GrafTech Finance, Inc.
4.63% due 12/15/28[4]	3,200,000	2,388,174
Pactiv Evergreen Group Issuer Incorporated/Pactiv Evergreen Group Issuer LLC
4.00% due 10/15/27[4]	2,150,000	2,057,366
Builders FirstSource, Inc.
6.38% due 06/15/32[4]	1,500,000	1,533,319
Clearwater Paper Corp.
4.75% due 08/15/28[4]	1,609,000	1,509,263
Great Lakes Dredge & Dock Corp.
5.25% due 06/01/29[4]	1,450,000	1,344,368
Calderys Financing LLC
11.25% due 06/01/28[4]	1,250,000	1,342,876

See notes to financial statements.

56 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Face
	Amount~	Value
CORPORATE BONDS†† – 53.7% (continued)
Industrial – 5.9% (continued)
Mauser Packaging Solutions Holding Co.
7.88% due 04/15/27[4]	700,000	$ 716,588
9.25% due 04/15/27[4]	350,000	358,259
Waste Pro USA, Inc.
5.50% due 02/15/26[4]	1,050,000	1,048,383
IP Lending X Ltd.
7.75% due 07/02/29†††,4	1,000,000	1,000,000
Artera Services LLC
8.50% due 02/15/31[4]	800,000	794,928
AmeriTex HoldCo Intermediate LLC
10.25% due 10/15/28[4]	650,000	691,912
SCIL IV LLC / SCIL USA Holdings LLC
9.50% due 07/15/28	EUR 550,000	624,591
Worldpay US, Inc.
8.50% due 01/15/31	GBP 250,000	341,178
Total Industrial		33,293,357
Energy – 5.4%
NuStar Logistics, LP
6.38% due 10/01/30	6,000,000	6,179,120
Occidental Petroleum Corp.
7.95% due 06/15/39	3,190,000	3,740,364
ITT Holdings LLC
6.50% due 08/01/29[4]	3,750,000	3,512,150
CVR Energy, Inc.
5.75% due 02/15/28[4]	3,300,000	3,122,526
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27	2,400,000	2,418,449
6.88% due 01/15/29	675,000	677,026
Venture Global LNG, Inc.
9.88% due 02/01/32[4]	2,550,000	2,835,661
Valero Energy Corp.
4.00% due 06/01/52	3,350,000	2,551,141
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26	1,750,000	1,736,987
Buckeye Partners, LP
5.85% due 11/15/43	1,650,000	1,456,932
EnLink Midstream LLC
6.50% due 09/01/30[4]	975,000	1,036,367
BP Capital Markets plc
4.88% [3,6]	500,000	484,014
Viper Energy, Inc.
7.38% due 11/01/31[4]	250,000	260,468
Energy Transfer, LP
5.63% due 05/01/27[4]	125,000	125,313
Total Energy		30,136,518

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 57

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Face
	Amount~	Value
CORPORATE BONDS†† – 53.7% (continued)
Basic Materials – 3.7%
SK Invictus Intermediate II SARL
5.00% due 10/30/29[4]	4,250,000	$ 4,018,264
Kaiser Aluminum Corp.
4.50% due 06/01/31[4]	4,350,000	3,928,286
Ingevity Corp.
3.88% due 11/01/28[4]	2,900,000	2,692,682
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[4]	2,250,000	2,228,168
Compass Minerals International, Inc.
6.75% due 12/01/27[4]	1,943,000	1,956,213
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[4]	1,850,000	1,877,129
Carpenter Technology Corp.
7.63% due 03/15/30	1,600,000	1,658,144
6.38% due 07/15/28	200,000	200,659
Anglo American Capital plc
5.63% due 04/01/30[1,4]	1,050,000	1,080,166
International Flavors & Fragrances, Inc.
1.23% due 10/01/25[4]	710,000	688,454
Arsenal AIC Parent LLC
8.00% due 10/01/30[4]	550,000	578,686
WR Grace Holdings LLC
4.88% due 06/15/27[4]	250,000	245,690
Total Basic Materials		21,152,541
Technology – 2.8%
Dun & Bradstreet Corp.
5.00% due 12/15/29[4]	3,300,000	3,201,674
AthenaHealth Group, Inc.
6.50% due 02/15/30[4]	3,200,000	3,063,052
CDW LLC / CDW Finance Corp.
3.57% due 12/01/31	1,900,000	1,702,171
Cloud Software Group, Inc.
6.50% due 03/31/29[4]	1,660,000	1,630,711
Broadcom, Inc.
3.19% due 11/15/36[4]	1,750,000	1,438,609
TeamSystem S.p.A.
6.68% due 07/31/31	EUR 1,300,000	1,380,618
Central Parent Incorporated / CDK Global, Inc.
7.25% due 06/15/29[4]	1,350,000	1,356,938
Dye & Durham Ltd.
8.63% due 04/15/29[4]	880,000	927,834
Capstone Borrower, Inc.
8.00% due 06/15/30[4]	650,000	676,777
Amentum Holdings, Inc.
7.25% due 08/01/32[4]	200,000	205,451
Total Technology		15,583,835

See notes to financial statements.

58 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Face
	Amount~	Value
CORPORATE BONDS†† – 53.7% (continued)
Commercial Mortgage-Backed Securities – 0.3%
Homestead Spe Issuer LLC
7.21% due 04/01/55	1,500,000	$ 1,500,000
Utilities – 0.2%
Terraform Global Operating, LP
6.13% due 03/01/26[4]	1,150,000	1,149,772
Total Corporate Bonds
(Cost $317,994,774)		301,308,690
SENIOR FLOATING RATE INTERESTS††,◊ – 39.5%
Consumer, Non-cyclical – 10.5%
Lyons Magnus
11.34% (3 Month Term SOFR + 6.75%, Rate Floor: 6.75%) due 05/10/27	6,068,998	5,881,891
Gibson Brands, Inc.
10.58% (6 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 08/11/28	5,591,875	5,431,109
LaserAway Intermediate Holdings II LLC
10.66% (3 Month Term SOFR + 5.75%, Rate Floor: 6.50%) due 10/14/27	5,591,875	5,340,241
National Mentor Holdings, Inc.
8.43% ((1 Month Term SOFR + 3.75%) and (3 Month Term SOFR + 3.75%),
Rate Floor: 4.50%) due 03/02/28	5,173,300	5,112,928
8.45% (3 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 03/02/28	168,375	166,410
Triton Water Holdings, Inc.
8.12% (3 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 03/31/28	2,909,784	2,929,600
Women’s Care Holdings, Inc.
9.19% (3 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 01/15/28	2,909,774	2,759,426
Florida Food Products LLC
9.69% (1 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 10/18/28	3,168,750	2,709,281
Blue Ribbon LLC
10.85% (3 Month Term SOFR + 6.00%, Rate Floor: 6.75%) due 05/08/28	3,443,038	2,413,570
Southern Veterinary Partners LLC
8.00% (6 Month Term SOFR + 3.75%, Rate Floor: 4.75%) due 10/05/27	2,244,895	2,259,868
Nidda Healthcare Holding GmbH
7.01% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 02/21/30	EUR 1,800,000	1,908,677
HAH Group Holding Co. LLC
9.57% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 09/24/31	1,886,598	1,866,392
Midwest Veterinary Partners LLC
8.39% (3 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 04/27/28	1,653,356	1,651,885
PlayCore
9.09% (3 Month Term SOFR + 4.50%, Rate Floor: 5.50%) due 02/20/30	1,592,000	1,607,920
Pimente Investissement S.A.S.
7.27% (3 Month EURIBOR + 3.93%, Rate Floor: 3.93%) due 12/31/28	EUR 1,350,000	1,427,471
Curriculum Associates LLC
9.46% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 01/27/27†††	1,400,000	1,395,500
Bowtie Germany Bidco GMBH
7.35% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 08/01/31	EUR 1,300,000	1,370,536
VC GB Holdings I Corp.
8.37% (3 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 07/21/28	1,343,095	1,342,530
Celeste Bidco B.V.
7.60% (3 Month EURIBOR + 4.50%, Rate Floor: 4.50%) due 07/22/29	EUR 1,250,000	1,327,240

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 59

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 39.5% (continued)
Consumer, Non-cyclical – 10.5% (continued)
Osmosis Holdings Australia II Pty Ltd.
8.16% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 07/31/28	1,246,875	$ 1,256,164
Hanger, Inc.
8.07% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 10/23/31	1,240,304	1,251,938
Artisan Newco B.V.
7.10% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 02/12/29	EUR 1,000,000	1,058,622
Domidep
due 10/30/29	EUR 1,000,000	1,058,252
AI Monet (Luxembourg) Parentco SARL
7.25% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 03/06/31	EUR 1,000,000	1,056,636
Chefs’ Warehouse, Inc.
8.07% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 08/23/29	996,667	996,667
Weber-Stephen Products LLC
7.94% (1 Month Term SOFR + 3.25%, Rate Floor: 4.00%) due 10/30/27	1,020,794	967,631
Outcomes Group Holdings, Inc.
7.82% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 05/06/31†††	698,250	703,777
IVI America LLC
9.10% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 04/09/31	648,375	653,102
Financiere Mendel
7.77% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 11/08/30	497,500	500,196
Midwest Physician Administrative Services
7.87% (3 Month Term SOFR + 3.00%, Rate Floor: 3.75%) due 03/12/28	398,709	373,666
Grifols Worldwide Operations USA, Inc.
6.74% (3 Month Term SOFR + 2.00%, Rate Floor: 3.00%) due 11/15/27	204,251	199,801
TGP Holdings LLC
7.92% (1 Month Term SOFR + 3.25%, Rate Floor: 4.00%) due 06/29/28	188,286	177,561
Total Consumer, Non-cyclical		59,156,488
Industrial – 8.5%
American Bath Group LLC
8.42% (1 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 11/23/27	5,581,173	5,474,405
Pelican Products, Inc.
9.12% (3 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 12/29/28	5,591,875	4,995,390
Merlin Buyer, Inc.
8.60% (3 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 12/14/28	3,217,500	3,197,391
ASP Dream Acquisiton Co. LLC
8.92% (1 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 12/15/28	3,168,750	3,188,555
Icebox Holdco III, Inc.
8.62% (3 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 12/22/28	3,122,708	3,148,096
Rinchem Company LLC
8.95% (3 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 03/02/29	3,128,000	2,666,182
Capstone Acquisition Holdings, Inc.
9.17% (1 Month Term SOFR + 4.50%, Rate Floor: 5.50%) due 11/12/29†††	2,574,590	2,560,463
Arcline FM Holdings, LLC
9.31% ((3 Month Term SOFR + 4.50%) and (6 Month Term SOFR + 4.50%),
Rate Floor: 5.25%) due 06/23/28	2,188,125	2,197,972
Total Webhosting Solutions B.V.
due 10/31/31	EUR 1,500,000	1,571,751
Fugue Finance LLC
8.25% (3 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 02/26/31	1,396,500	1,406,275

See notes to financial statements.

60 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 39.5% (continued)
Industrial – 8.5% (continued)
Michael Baker International LLC
9.32% (1 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 12/01/28	1,396,500	$ 1,399,991
Engineering Research And Consulting LLC
9.51% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 08/29/31†††	1,400,000	1,396,500
Inspired Finco Holdings Ltd.
6.98% (1 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 02/28/31	EUR 1,250,000	1,326,976
Boluda Towage S.L.
6.41% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 01/31/30	EUR 1,250,000	1,326,844
Foundation Building Materials Holding Company LLC
8.59% ((1 Month Term SOFR + 4.00%) and (3 Month Term SOFR + 4.00%),
Rate Floor: 4.00%) due 01/29/31	1,343,250	1,323,867
CPM Holdings, Inc.
9.17% (1 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 09/28/28	1,339,875	1,302,024
Dispatch Terra Acquisition LLC
9.00% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 03/27/28	1,178,718	1,122,976
DG Investment Intermediate Holdings 2, Inc.
8.44% (1 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 03/31/28	1,064,435	1,074,078
PointClickCare Technologies, Inc.
7.82% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 10/11/31	900,000	905,625
Anchor Packaging LLC
8.32% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 07/18/29	798,000	802,277
Atlantic Aviation
8.07% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 09/22/28	786,060	790,210
Integrated Power Services Holdings, Inc.
9.19% (1 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 11/22/28†††	785,415	783,181
DXP Enterprises, Inc.
8.32% (3 Month Term SOFR + 4.21%, Rate Floor: 5.21%) due 10/11/30	645,000	652,527
White Cap Supply Holdings LLC
7.82% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 10/19/29	648,241	651,534
FCG Acquisitions, Inc.
8.44% (1 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 03/31/28	547,172	550,762
Service Logic Acquisition, Inc.
8.09% ((1 Month Term SOFR + 3.50%) and (3 Month Term SOFR + 3.50%),
Rate Floor: 4.25%) due 10/29/27†††	545,804	550,580
Artera Services LLC
9.10% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 02/15/31	547,250	539,271
Cognita Ltd.
8.82% (1 Month SOFR + 4.00%, Rate Floor: 4.50%) due 09/30/31†††	500,000	505,625
Aegion Corp.
8.32% (1 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 05/17/28	248,128	249,575
Total Industrial		47,660,903
Consumer, Cyclical – 8.0%
Pacific Bells LLC
9.37% (3 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 11/10/28	4,862,629	4,869,923
Secretariat Advisors LLC
9.44% (1 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 12/29/28	3,695,500	3,681,642
Cordobes Holdco SL
7.58% (1 Month EURIBOR + 4.50%, Rate Floor: 4.50%) due 02/02/29	EUR 2,400,000	2,534,658

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 61

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 39.5% (continued)
Consumer, Cyclical – 8.0% (continued)
MB2 Dental Solutions LLC
10.07% (1 Month Term SOFR + 5.50%, Rate Floor: 6.25%) due 02/13/31†††	1,993,984	$ 1,989,643
10.02% (3 Month Term SOFR + 5.50%, Rate Floor: 6.25%) due 02/13/31†††	272,124	267,299
10.08% (1 Month Term SOFR + 5.50%, Rate Floor: 6.25%) due 02/13/31†††	26,000	23,119
Breitling Financing SARL
7.57% (6 Month EURIBOR + 3.90%, Rate Floor: 3.90%) due 10/25/28	EUR 2,000,000	2,083,326
FR Refuel LLC
9.44% (1 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 11/08/28†††	1,940,917	1,906,951
The Facilities Group
10.56% ((3 Month Term SOFR + 5.75%) and (6 Month Term SOFR + 5.75%),
Rate Floor: 6.75%) due 11/30/27†††	1,842,858	1,813,198
NFM & J LLC
10.44% (3 Month Term SOFR + 5.75%, Rate Floor: 6.75%) due 11/30/27†††	1,812,958	1,783,779
Alexander Mann
10.93% (1 Month SOFR + 6.00%, Rate Floor: 6.00%) due 06/29/27	1,782,000	1,721,857
Fertitta Entertainment LLC
8.07% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 01/29/29†††	1,657,500	1,660,094
Albion Financing 3 SARL
7.50% (3 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 08/02/29	EUR 1,300,000	1,380,495
RealTruck Group, Inc.
9.69% (1 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 01/31/28	1,393,000	1,379,070
Casper Bidco SAS (B&B Hotels)
7.17% (6 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 03/21/31	EUR 1,300,000	1,377,679
QSRP Finco B.V.
8.96% (3 Month EURIBOR + 5.25%, Rate Floor: 5.25%) due 06/19/31	EUR 1,300,000	1,372,596
ImageFIRST Holdings LLC
8.85% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 04/27/28	1,369,650	1,366,226
BIFM CA Buyer, Inc.
8.82% (1 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 05/31/28	1,343,250	1,353,324
Shaw Development LLC
10.43% (6 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 10/30/29†††	1,200,351	1,180,681
CCRR Parent, Inc.
9.03% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 03/06/28	1,822,082	1,121,874
First Brands Group LLC
9.85% (3 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 03/30/27	1,142,945	1,102,942
Normec 1 B.V.
6.98% (1 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 04/16/31	EUR 1,000,000	1,061,919
One Hotels GmbH
7.78% (3 Month EURIBOR + 4.50%, Rate Floor: 4.50%) due 04/02/31	EUR 1,000,000	1,061,190
Entain Holdings (Gibraltar) Ltd.
6.92% (6 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 06/30/28	EUR 1,000,000	1,060,714
Drive Bidco B.V.
8.13% (6 Month EURIBOR + 4.50%, Rate Floor: 4.50%) due 07/23/31†††	EUR 1,000,000	1,053,994
Alterra Mountain Co.
7.63% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 05/31/30†††	1,047,375	1,053,266
Thevelia US LLC
7.85% (3 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 06/18/29	903,175	906,941
Zephyr Bidco Ltd.
10.20% (1 Month GBP SONIA + 5.50%, Rate Floor: 5.50%) due 07/20/28	GBP 500,000	636,796
Secretariat Advisors LLC
9.44% (1 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 12/29/28†††	589,500	587,289

See notes to financial statements.

62 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 39.5% (continued)
Consumer, Cyclical – 8.0% (continued)
Oil Changer Holding Corp.
due 02/08/27†††	441,614	$ 434,990
CNT Holdings I Corp.
8.09% (3 Month Term SOFR + 3.50%, Rate Floor: 4.25%) due 11/08/27	421,813	424,685
Congruex Group LLC
10.49% (3 Month Term SOFR + 5.75%, Rate Floor: 6.50%) due 05/03/29	439,875	338,704
American Tire Distributors, Inc.
11.86% (3 Month Term SOFR + 6.51%, Rate Floor: 7.26%) due 10/20/28†††	438,750	144,787
11.43% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 10/22/26†††	35,051	32,597
10.82% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 10/22/26†††	17,526	16,299
American Tire Distributors, Inc.
14.09% (1 Month Term SOFR + 9.50%, Rate Floor: 12.50%) due 02/19/25	73,003	73,733
Total Consumer, Cyclical		44,858,280
Technology – 5.7%
Visma AS
7.38% (6 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 12/05/28†††	EUR 2,500,000	2,615,173
Avalara, Inc.
10.85% (3 Month Term SOFR + 6.25%, Rate Floor: 7.00%) due 10/19/28†††	2,636,364	2,611,972
Datix Bidco Ltd.
10.20% (1 Month GBP SONIA + 5.50%, Rate Floor: 5.50%) due 04/25/31†††	GBP 1,304,000	1,646,877
9.93% (6 Month Term SOFR + 5.50%, Rate Floor: 6.00%) due 04/30/31†††	370,000	367,253
10.12% (1 Month Term SOFR + 5.50%, Rate Floor: 6.00%) due 10/25/30†††	35,000	30,853
10.12% (1 Month Term SOFR + 5.50%, Rate Floor: 6.00%) due 10/25/30†††	GBP 17,500	19,629
Precise Midco B.V.
6.97% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 11/15/30	EUR 1,670,000	1,769,664
Apttus Corp.
8.09% (3 Month Term SOFR + 3.50%, Rate Floor: 4.25%) due 05/08/28	1,376,250	1,386,145
Modena Buyer LLC
9.10% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 07/01/31	1,400,000	1,367,800
Boxer Parent Co., Inc.
8.34% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 07/30/31	1,350,000	1,358,586
Blackhawk Network Holdings, Inc.
9.57% (1 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 03/12/29	1,346,625	1,358,516
DS Admiral Bidco LLC
8.82% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 06/26/31	1,400,000	1,337,000
Wrench Group LLC
8.87% (3 Month Term SOFR + 4.00%, Rate Floor: 5.00%) due 10/30/28	1,343,250	1,333,740
Leia Finco US LLC
7.89% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 07/02/31	1,300,000	1,300,065
Bock Capital Bidco B.V.
6.85% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 06/29/28	EUR 1,200,000	1,262,257
Polaris Newco LLC
9.95% (1 Month GBP SONIA + 5.25%, Rate Floor: 5.25%) due 06/02/28	GBP 997,429	1,204,941
Finastra
12.18% (3 Month Term SOFR + 7.25%, Rate Floor: 8.25%) due 09/13/29†††	1,194,000	1,185,429
Xerox Corp.
8.59% ((1 Month Term SOFR + 4.00%) and (3 Month Term SOFR + 4.00%),
Rate Floor: 4.50%) due 11/17/29	1,155,000	1,153,267
Pushpay USA, Inc.
9.10% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 08/15/31†††	1,150,000	1,152,875

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 63

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 39.5% (continued)
Technology – 5.7% (continued)
Central Parent LLC
7.85% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 07/06/29	1,100,000	$ 1,100,638
TSG Solutions Holding
6.81% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 03/30/29	EUR 1,000,000	1,058,622
Concorde Lux
7.09% (6 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 03/01/28	EUR 1,000,000	1,053,202
Team.Blue Finco SARL
7.05% (3 Month EURIBOR + 3.70%, Rate Floor: 3.70%) due 09/30/29	EUR 1,000,000	1,045,414
Project Ruby Ultimate Parent Corp.
8.30% (3 Month Term SOFR + 3.61%, Rate Floor: 3.61%) due 03/10/28	796,000	797,496
Alteryx, Inc.
11.07% (1 Month Term SOFR + 6.50%, Rate Floor: 7.25%) due 03/19/31†††	600,000	600,000
Atlas CC Acquisition Corp.
9.03% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 05/25/28	879,545	566,366
CoreLogic, Inc.
8.19% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 06/02/28	488,665	485,533
Azurite Intermediate Holdings, Inc.
11.07% (1 Month Term SOFR + 6.50%, Rate Floor: 7.25%) due 03/19/31†††	412,500	412,500
Planview Parent, Inc.
8.35% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 12/17/27	349,125	350,434
Finastra USA, Inc.
12.18% (3 Month Term SOFR + 7.25%, Rate Floor: 8.25%) due 09/13/29†††	42,878	38,653
Total Technology		31,970,900
Financial – 4.9%
HighTower Holding LLC
8.07% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 08/21/28	2,747,018	2,771,055
Eisner Advisory Group
8.57% (1 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 02/28/31	2,729,409	2,746,004
Higginbotham Insurance Agency, Inc.
9.08% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 11/24/28†††	2,394,000	2,375,890
9.32% (1 Month Term SOFR + 4.75%, Rate Floor: 5.75%) due 11/24/28†††	86,943	86,286
Claudius Finance Parent SARL
6.59% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 07/10/28	EUR 1,450,000	1,533,240
Kestra Advisor Services Holdings A, Inc.
8.51% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 03/22/31	1,446,375	1,457,946
Nexus Buyer LLC
8.57% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 07/31/31	1,450,000	1,452,320
Cobham Ultra SeniorCo SARL
9.24% (6 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 08/03/29	1,450,000	1,427,728
Asurion LLC
8.82% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 09/19/30	900,000	898,686
8.92% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 08/19/28	492,500	494,258
AqGen Island Holdings, Inc.
8.19% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 08/02/28	1,339,403	1,347,774
Howden Group Holdings Ltd.
7.00% (1 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 02/15/31	EUR 1,250,000	1,324,097
Tegra118 Wealth Solutions, Inc.
8.52% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 02/18/27	1,240,285	1,186,643

See notes to financial statements.

64 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 39.5% (continued)
Financial – 4.9% (continued)
Aretec Group, Inc.
8.57% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 08/09/30	1,089,014	$ 1,095,276
Cervantes Bidco S.L.U.
due 06/13/31	EUR 1,000,000	1,063,683
Navacord, Inc.
7.82% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 03/15/30	1,044,750	1,047,801
Duff & Phelps
7.35% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 04/09/27	EUR 997,396	1,026,409
Orion Advisor Solutions, Inc.
8.34% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 09/24/30	1,000,000	1,008,130
Franchise Group, Inc.
9.59% (6 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 03/10/26	1,368,758	761,618
13.74% (1 Month Term SOFR + 9.00%, Rate Floor: 10.00%) due 04/30/25	220,169	217,967
Ardonagh Midco 3 plc
8.52% ((3 Month Term SOFR + 3.75%) and (6 Month Term SOFR + 3.75%),
Rate Floor: 3.75%) due 02/15/31	600,000	605,250
Ardonagh Midco 3 plc
9.90% (6 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 02/16/31†††	587,952	580,079
Apex Group Treasury LLC
9.08% (6 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 07/27/28	540,396	545,351
Claros Mortgage Trust, Inc.
9.17% (1 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 08/09/26†††	340,217	330,010
Total Financial		27,383,501
Basic Materials – 1.0%
NIC Acquisition Corp.
8.62% (3 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 12/29/27	3,058,042	2,735,663
Pregis TopCo Corp.
8.57% (1 Month Term SOFR + 4.00%, Rate Floor: 5.00%) due 07/31/26	1,190,625	1,198,066
TPC Group, Inc.
due 11/22/31	900,000	889,875
Discovery Purchaser Corp.
8.95% (3 Month Term SOFR + 4.38%, Rate Floor: 4.88%) due 10/04/29	550,000	552,673
Arsenal AIC Parent LLC
7.82% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 08/18/30	297,009	299,534
Total Basic Materials		5,675,811
Communications – 0.5%
Speedster Bidco GMBH
due 10/17/31	EUR 1,000,000	1,058,622
Simon & Schuster
8.60% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/30/30	895,500	900,721
Cengage Learning, Inc.
7.92% (3 Month Term SOFR + 4.25%, Rate Floor: 5.25%) due 03/24/31	547,250	549,253
McGraw Hill LLC
8.60% (3 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 08/06/31	260,485	263,601
Total Communications		2,772,197

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 65

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 39.5% (continued)
Energy – 0.4%
BANGL LLC
9.09% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 02/01/29	2,184,489	$ 2,206,334
Total Senior Floating Rate Interests
(Cost $226,764,548)		221,684,414
ASSET-BACKED SECURITIES†† – 22.5%
Collateralized Loan Obligations – 10.4%
CIFC Funding Ltd.
2021-4RA DR, 11.91% (3 Month Term SOFR + 7.26%, Rate Floor: 7.00%)
due 01/17/35◊,4	9,000,000	8,960,983
2022-3A E, 11.89% (3 Month Term SOFR + 7.27%, Rate Floor: 7.27%)
due 04/21/35◊,4	1,000,000	1,010,259
Madison Park Funding LIII Ltd.
2022-53A E, 10.62% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%)
due 04/21/35◊,4	7,500,000	7,559,369
Boyce Park CLO Ltd.
2022-1A E, 10.87% (3 Month Term SOFR + 6.25%, Rate Floor: 6.25%)
due 04/21/35◊,4	4,000,000	4,026,023
Palmer Square Loan Funding Ltd.
2022-1A D, 9.65% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%)
due 04/15/30◊,4	3,500,000	3,509,183
ACRES Commercial Realty Ltd.
2021-FL2 D, 7.83% (1 Month Term SOFR + 3.21%, Rate Floor: 3.21%)
due 01/15/37◊,4	3,250,000	$3,097,469
Fontainbleau Vegas
10.27% (1 Month Term SOFR + 5.65%, Rate Floor: 5.65%)
due 01/31/26◊,†††	2,500,000	2,500,000
Carlyle Global Market Strategies
2022-1A E, 12.01% (3 Month Term SOFR + 7.35%, Rate Floor: 7.35%)
due 04/15/35◊,4	2,250,000	2,251,304
Cerberus Loan Funding XLII LLC
2023-3A C, 8.80% (3 Month Term SOFR + 4.15%, Rate Floor: 4.15%)
due 09/13/35◊,4	2,000,000	2,032,190
Cerberus Loan Funding XLIV LLC
2024-5A C, 8.86% (3 Month Term SOFR + 4.20%, Rate Floor: 4.20%)
due 01/15/36◊,4	2,050,000	2,029,222
Neuberger Berman Loan Advisers CLO 47 Ltd.
2022-47A E, 10.90% (3 Month Term SOFR + 6.25%, Rate Floor: 6.25%)
due 04/14/35◊,4	1,750,000	1,755,122
Owl Rock CLO I LLC
2024-1A C, 8.77% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%)
due 02/20/36◊,4	1,550,000	1,578,530
FS Rialto Issuer LLC
2024-FL9 C, 7.50% (1 Month Term SOFR + 2.64%, Rate Floor: 2.65%)
due 10/19/39◊,4	1,550,000	1,545,445
Cerberus Loan Funding XLV LLC
2024-1A D, 9.66% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%)
due 04/15/36◊,4	1,500,000	1,544,018
Ares Direct Lending CLO 2 LLC
2024-2A D, 8.50% (3 Month Term SOFR + 3.90%, Rate Floor: 3.90%)
due 10/20/36◊,4	1,500,000	1,531,982

See notes to financial statements.

66 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 22.5% (continued)
Collateralized Loan Obligations – 10.4% (continued)
Neuberger Berman Loan Advisers CLO 57 Ltd.
2024-57A SUB, (WAC) due 10/24/38◊,4	1,600,000	$ 1,409,120
Voya CLO Ltd.
2022-1A SUB, due 04/20/35[4,7]	1,750,000	1,247,050
GoldenTree Loan Management US CLO 1 Ltd.
2024-9A DR, 7.97% (3 Month Term SOFR + 3.35%, Rate Floor: 3.35%)
due 04/20/37◊,4	1,150,000	1,163,817
Cerberus Loan Funding XLVI, LP
2024-2A D, 9.61% (3 Month Term SOFR + 4.95%, Rate Floor: 4.95%)
due 07/15/36◊,4	1,000,000	1,032,718
Golub Capital Partners CLO 46M Ltd.
2024-46A CR, 7.67% (3 Month Term SOFR + 3.05%, Rate Floor: 3.05%)
due 04/20/37◊,4	1,000,000	1,019,534
Cerberus Loan Funding XL LLC
2023-1A D, 11.06% (3 Month Term SOFR + 6.40%, Rate Floor: 6.40%)
due 03/22/35◊,4	1,000,000	1,015,453
Carlyle US CLO Ltd.
2022-4A DR, 11.26% (3 Month Term SOFR + 6.60%, Rate Floor: 6.60%)
due 04/15/35◊,4	1,000,000	992,992
LCCM Trust
2021-FL2 C, 6.87% (1 Month Term SOFR + 2.26%, Rate Floor: 2.26%)
due 12/13/38◊,4	1,000,000	966,122
KREF Ltd.
2021-FL2 AS, 6.03% (1 Month Term SOFR + 1.41%, Rate Floor: 1.30%)
due 02/15/39◊,4	950,000	933,285
Hamlin Park CLO Ltd.
2024-1A SUB, (WAC) due 10/20/37◊,†††,4	1,000,000	899,172
Owl Rock CLO XVI LLC
2024-16A C, 7.92% (3 Month Term SOFR + 3.30%, Rate Floor: 3.30%)
due 04/20/36◊,4	850,000	869,628
Cerberus Loan Funding XLVII LLC
2024-3A D, 9.01% (3 Month Term SOFR + 4.35%, Rate Floor: 4.35%) due 07/15/36◊,4	800,000	808,482
Madison Park Funding LVIII Ltd.
2024-58A D, 8.28% (3 Month Term SOFR + 3.65%, Rate Floor: 3.65%) due 04/25/37◊,4	550,000	557,873
OCP CLO Ltd.
2024-38A SUB, due 01/21/38◊,4	500,000	431,818
Total Collateralized Loan Obligations		58,278,163
Financial – 3.4%
Thunderbird A
5.50% due 03/01/37†††	7,351,667	6,794,276
Lightning A
5.50% due 03/01/37†††	7,329,444	6,773,739
Ceamer Finance LLC
6.92% due 11/15/37†††	2,285,867	2,291,839
LVNV Funding LLC
6.84% due 06/12/29†††	1,200,000	1,217,066
Thunderbird B
7.50% due 03/01/37†††	951,392	899,577

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 67

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 22.5% (continued)
Financial – 3.4% (continued)
Lightning B
7.50% due 03/01/37†††	948,516	$ 896,857
Total Financial		18,873,354
Transport-Aircraft – 3.0%
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[4,8]	3,217,706	3,032,929
2019-1, 5.19% due 12/15/44[4,8]	750,994	676,237
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[4]	2,841,464	2,780,373
AASET Trust
2021-2A, 2.80% due 01/15/47[4]	708,547	647,637
2021-1A, 2.95% due 11/16/41[4]	653,283	606,890
2020-1A, 3.35% due 01/16/40[4]	596,358	572,509
2021-2A, 3.54% due 01/15/47[4]	497,975	443,572
2019-1, 3.84% due 05/15/39[4]	100,797	97,771
Start Ltd.
2018-1, 4.09% due 05/15/43[4]	1,188,885	1,147,364
2018-1, 5.32% due 05/15/43[4]	838,563	788,331
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[4]	1,994,747	1,932,511
Project Silver
2019-1, 3.97% due 07/15/44[4]	1,479,579	1,370,134
Labrador Aviation Finance Ltd.
2016-1A, 4.30% due 01/15/42[4]	1,360,333	1,312,707
Start II Ltd.
2019-1, 4.09% due 03/15/44[4]	613,087	601,628
Castlelake Aircraft Securitization Trust
2019-1A, 3.97% due 04/15/39[4]	355,155	326,754
2018-1, 4.13% due 06/15/43[4]	199,629	188,154
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[4]	522,116	510,400
Total Transport-Aircraft		17,035,901
Infrastructure – 2.8%
Hotwire Funding LLC
2021-1, 4.46% due 11/20/51[4]	7,700,000	7,345,514
VB-S1 Issuer LLC – VBTEL
2022-1A, 5.27% due 02/15/52[4]	5,000,000	4,783,013
Switch ABS Issuer LLC
2024-2A, 5.44% due 06/25/54[4]	1,400,000	1,394,435
Blue Stream Issuer LLC
2023-1A, 6.90% due 05/20/53[4]	1,000,000	1,015,923
Vault DI Issuer LLC
2021-1A, 2.80% due 07/15/46[4]	650,000	611,116
Aligned Data Centers Issuer LLC
2021-1A, 2.48% due 08/15/46[4]	400,000	377,513
Total Infrastructure		15,527,514

See notes to financial statements.

68 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 22.5% (continued)
Insurance – 1.1%
Obra Longevity
8.48% due 06/30/39†††	5,500,000	$ 5,749,929
CHEST
7.13% due 03/15/43†††	475,000	487,146
Total Insurance		6,237,075
Net Lease – 0.7%
CARS-DB4, LP
2020-1A, 4.95% due 02/15/50[4]	1,450,000	1,272,112
2020-1A, 4.52% due 02/15/50[4]	1,000,000	949,076
CARS-DB7, LP
2023-1A, 6.50% due 09/15/53[4]	1,034,688	1,050,015
SVC ABS LLC
2023-1A, 5.55% due 02/20/53[4]	995,625	966,336
Total Net Lease		4,237,539
Single Family Residence – 0.5%
FirstKey Homes Trust
2020-SFR2, 4.50% due 10/19/37[4]	1,100,000	1,080,071
2020-SFR2, 4.00% due 10/19/37[4]	1,100,000	1,076,359
2020-SFR2, 3.37% due 10/19/37[4]	700,000	681,881
Total Single Family Residence		2,838,311
Residential Mortgage-Backed Securities – 0.4%
Carrington Mortgage Loan Trust Series
2006-NC5, 4.85% (1 Month Term SOFR + 0.26%, Rate Cap/Floor: 14.50%/0.15%)
due 01/25/37◊	1,308,892	1,157,496
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊,4	700,000	642,204
Saluda Grade Alternative Mortgage Trust
2023-FIG4, 7.12% (WAC) due 11/25/53◊,4	374,856	384,824
Total Residential Mortgage-Backed Securities		2,184,524
Whole Business – 0.2%
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.72% due 06/05/49[4]	990,000	970,827
Total Asset-Backed Securities
(Cost $126,390,260)		126,183,208
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 6.1%
Government Agency – 3.5%
Freddie Mac
5.50% due 11/01/54[1]	5,607,949	5,602,691
4.00% due 06/01/52	2,179,020	2,056,473
5.00% due 09/01/52	1,868,623	1,840,403
4.00% due 05/01/52	983,737	923,723

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 69

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 6.1% (continued)
Government Agency – 3.5% (continued)
Fannie Mae
4.00% due 06/01/52	2,983,063	$ 2,814,037
5.00% due 08/01/53	1,923,489	1,891,748
4.00% due 07/01/52	1,731,202	1,642,252
4.00% due 05/01/52	1,493,649	1,403,827
5.00% due 09/01/52	706,206	695,541
5.00% due 06/01/53	661,455	650,177
Total Government Agency		19,520,872
Residential Mortgage-Backed Securities – 1.4%
Mill City Securities Ltd.
2024-RS1, 4.00% due 11/01/69[4,8]	3,150,000	2,850,750
Top Pressure Recovery Turbines
7.51% due 11/01/69	2,035,769	2,045,948
LSTAR Securities Investment Ltd.
2024-1, 7.96% (30 Day Average SOFR + 3.10%, Rate Floor: 3.10%) due 01/01/29◊,4	1,156,825	1,154,065
GCAT Trust
2022-NQM5, 5.71% due 08/25/67[4,8]	660,916	657,069
PRPM LLC
2024-4, 6.41% due 08/25/29[4,8]	622,343	622,982
OBX Trust
2022-NQM8, 6.10% due 09/25/62[4,8]	387,125	386,354
Citigroup Mortgage Loan Trust, Inc.
2022-A, 6.17% due 09/25/62[4,8]	368,422	368,516
Total Residential Mortgage-Backed Securities		8,085,684
Commercial Mortgage-Backed Securities – 1.1%
BX Trust
2024-VLT4, 7.05% (1 Month Term SOFR + 2.44%, Rate Floor: 2.44%)
due 07/15/29◊,4	1,650,000	1,652,578
2023-DELC, 7.95% (1 Month Term SOFR + 3.34%, Rate Floor: 3.34%)
due 05/15/38◊,4	1,000,000	1,008,750
BX Commercial Mortgage Trust
2021-VOLT, 6.72% (1 Month Term SOFR + 2.11%, Rate Floor: 2.00%)
due 09/15/36◊,4	1,250,000	1,246,875
2024-AIRC, 7.20% (1 Month Term SOFR + 2.59%, Rate Floor: 2.59%)
due 08/15/39◊,4	500,000	502,500
BXHPP Trust
2021-FILM, 5.82% (1 Month Term SOFR + 1.21%, Rate Floor: 1.10%)
due 08/15/36◊,4	1,700,000	1,586,884
Total Commercial Mortgage-Backed Securities		5,997,587
Military Housing – 0.1%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 0.70% (WAC) due 10/25/52◊,†††,4,9	11,890,828	685,077
Total Collateralized Mortgage Obligations
(Cost $34,611,006)		34,289,220

See notes to financial statements.

70 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Face
	Amount~	Value
U.S. GOVERNMENT SECURITIES†† – 1.3%
U.S. Treasury Bonds
due 08/15/51[1,10,11]	12,650,000	$ 3,914,738
due 05/15/44[10,11]	1,910,000	798,637
due 11/15/44[10,11]	1,910,000	777,645
due 02/15/46[1,10,11]	1,920,000	738,801
U.S. Treasury Notes
4.13% due 11/15/32	903,000	901,730
Total U.S. Government Securities
(Cost $9,205,379)		7,131,551
CONVERTIBLE BONDS†† – 0.3%
Consumer, Non-cyclical – 0.2%
Block, Inc.
due 05/01/26[10]	1,090,000	1,009,885
Communications – 0.1%
Cable One, Inc.
due 03/15/26[10]	450,000	414,007
Total Convertible Bonds
(Cost $1,437,119)		1,423,892
FOREIGN GOVERNMENT DEBT†† – 0.2%
Panama Government International Bond
4.50% due 01/19/63	1,700,000	1,097,123
Total Foreign Government Debt
(Cost $1,689,651)		1,097,123
	Contracts	Value
LISTED OPTIONS PURCHASED† – 0.0%
Put Options on:
Equity Options
SPDR S&P Regional Banking ETF Expiring December 2024 with strike price
of $42.00 (Notional Value $12,198,173)	1,801	14,408
SPDR S&P Regional Banking ETF Expiring January 2025 with strike price of
$43.00 (Notional Value $10,044,359)	1,483	7,415
Total Equity Options		21,823
Total Listed Options Purchased
(Cost $1,006,120)		21,823

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 71

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Contracts	Value
OTC OPTIONS PURCHASED†† – 0.0%
Put Options on:
Foreign Exchange Options
Bank of America, N.A. Foreign Exchange EUR/USD
Expiring November 2025 with strike price of EUR 1.01
(Notional Value $6,539,086)	EUR 5,872,000	$ 65,148
Bank of America, N.A. Foreign Exchange EUR/USD
Expiring November 2025 with strike price of EUR 1.01
(Notional Value $6,539,086)	EUR 5,872,000	65,148
Bank of America, N.A. Foreign Exchange EUR/USD
Expiring November 2025 with strike price of EUR 1.01
(Notional Value $4,576,914)	EUR 4,110,000	46,034
Bank of America, N.A. Foreign Exchange EUR/USD
Expiring November 2025 with strike price of EUR 1.01
(Notional Value $2,286,230)	EUR 2,053,000	22,994
Bank of America, N.A. Foreign Exchange EUR/USD
Expiring November 2025 with strike price of EUR 1.01
(Notional Value $1,962,171)	EUR 1,762,000	19,735
BNP Paribas Foreign Exchange EUR/USD Expiring November 2025
with strike price of EUR 1.01 (Notional Value $376,398)	EUR 338,000	3,786
Total Foreign Exchange Options		222,845
	Contracts	Value
Equity Options
Goldman Sachs International Gaotu Techedu Inc
Expiring January 2025 with strike price of $110.00 (Notional Value $8,778,683)	63,924	17,873
Goldman Sachs International SPDR S&P Regional Banking ETF
Expiring December 2024 with strike price of $42.00 (Notional Value $4,036,708)	596	4,768
Total Equity Options		22,641
Total OTC Options Purchased
(Cost $743,307)		245,486
	Contracts	Value
OTC INTEREST RATE SWAPTIONS PURCHASED†† ,13 – 0.0%
Call Swaptions on:
Interest Rate Swaptions
Morgan Stanley Capital Services LLC 1-Year/2-Year Interest Rate Swap
Expiring October 2025 with exercise rate of 3.60% (Notional Value $13,600,235)	GBP 10,700,000	81,813
Morgan Stanley Capital Services LLC 1-Year/2-Year Interest Rate Swap
Expiring October 2025 with exercise rate of 3.23% (Notional Value $14,998,390)	GBP 11,800,000	55,495
Total Interest Rate Call Swaptions		137,308

See notes to financial statements.

72 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

	Contracts	Value
Put Swaptions on:
Interest Rate Swaptions
Morgan Stanley Capital Services LLC 1-Year/2-Year Interest Rate Swap
Expiring October 2025 with exercise rate of 3.23% (Notional Value $14,998,390)	GBP 11,800,000	$ 47,369
Morgan Stanley Capital Services LLC 1-Year/2-Year Interest Rate Swap
Expiring October 2025 with exercise rate of 4.85% (Notional Value $13,600,235)	GBP 10,700,000	25,861
Total Interest Rate Put Swaptions		73,230
Total OTC Interest Rate Swaptions Purchased
(Cost $240,074)		210,538
Total Investments – 137.0%
(Cost $824,352,811)		768,534,339
OTC INTEREST RATE SWAPTIONS WRITTEN†† ,13 – 0.0%
Call Swaptions on:
Interest Rate Swaptions
Morgan Stanley Capital Services LLC 1-Year/2-Year Interest Rate Swap
Expiring October 2025 with exercise rate of 2.73% (Notional Value $14,998,390)	GBP 11,800,000	(28,258)
Morgan Stanley Capital Services LLC 1-Year/2-Year Interest Rate Swap
Expiring October 2025 with exercise rate of 3.10% (Notional Value $13,600,235)	GBP 10,700,000	(42,346)
Total Interest Rate Call Swaptions		(70,604)
Put Swaptions on:
Interest Rate Swaptions
Morgan Stanley Capital Services LLC 1-Year/2-Year Interest Rate Swap
Expiring October 2025 with exercise rate of 4.60% (Notional Value $13,600,235)	GBP 10,700,000	(36,738)
Morgan Stanley Capital Services LLC 1-Year/2-Year Interest Rate Swap
Expiring October 2025 with exercise rate of 4.23% (Notional Value $14,998,390)	GBP 11,800,000	(67,024)
Total Interest Rate Put Swaptions		(103,762)
Total OTC Interest Rate Swaptions Written
(Premiums received $210,779)		(174,366)
Other Assets & Liabilities, net – (37.0)%		(207,314,170)
Total Net Assets – 100.0%		$ 561,045,803

Futures Contracts
				Value and
	Number of			Unrealized
Description	Contracts	Expiration Date	Notional Amount	Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	38	Dec 2024	$11,498,325	$294,956

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 73

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

Centrally Cleared Credit Default Swap Agreements Protection Purchased††

							Upfront
	Protection						Premiums
		Premium	Payment	Maturity	Notional		Paid	Unrealized
Counterparty Exchange	Index	Rate	Frequency	Date	Amount	Value	(Received)	Depreciation**
J.P. Morgan
Securities LLC ICE	ITRAXX.EUR.42.V1	1.00%	Quarterly	12/20/29	EUR 5,250,000	$(116,505)	$(113,445)	$(3,060)
J.P. Morgan
Securities LLC ICE	CDX.NA.IG.43.V1	1.00%	Quarterly	12/20/29	14,224,009	(339,104)	(308,114)	(30,990)
						$(455,609)	$(421,559)	$(34,050)

Centrally Cleared Interest Rate Swap Agreements††

Upfront
		Floating	Floating						Premiums
		Rate	Rate	Fixed	Payment	Maturity	Notional		Paid	Unrealized
Counterparty	Exchange	Type	Index	Rate	Frequency	Date	Amount	Value (Received)		Depreciation**
J.P. Morgan	CME	Pay	U.S. Secured 2.78%		Annually	07/18/27	$53,800,000	$(1,527,646)	$258	$(1,527,904)
Securities LLC			Overnight
Financing
Rate

Total Return Swap Agreements

								Value and
			Financing	Payment	Maturity		Notional	Unrealized
Counterparty	Index	Type	Rate	Frequency	Date	Units	Amount	Appreciation
OTC Equity Index Swap Agreements††
Bank of
America, N.A.	SPDR S&P 500	Pay	5.22% (Federal Funds	At Maturity	06/02/25	21,500	$12,954,825	$2,189,371
	ETF Trust		Rate + 0.64%)
Bank of
America, N.A.	SPDR S&P 500	Pay	5.34% (Federal Funds	At Maturity	09/02/25	10,400	6,266,520	760,864
	ETF Trust		Rate + 0.76%)
								$2,950,235
OTC Interest Rate Swap Agreements††
Goldman Sachs Goldman Sachs		Pay	5.58% (Federal Funds	At Maturity	04/11/25	3,000,000	4,754,000	357,381
International	Swaption Forward		Rate + 1.00%)
	Volatility Index

See notes to financial statements.

74 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024
Forward Foreign Currency Exchange Contracts††

						Unrealized
				Contract	Settlement	Appreciation
Counterparty	Currency	Type	Quantity	Amount	Date	(Depreciation)
JPMorgan
Chase Bank, N.A.	EUR	Sell	47,200,000	49,943,547 USD	12/17/24	$38,034
Bank of America, N.A.	CAD	Sell	2,763,000	1,975,684 USD	12/17/24	251
UBS AG	EUR	Buy	45,000	47,465 USD	12/17/24	114
Bank of America, N.A.	EUR	Sell	30,000	31,714 USD	12/17/24	(6)
Barclays Bank plc	EUR	Sell	101,000	106,487 USD	02/27/25	(661)
Bank of America, N.A.	EUR	Sell	165,000	174,074 USD	02/27/25	(971)
Barclays Bank plc	EUR	Sell	120,000	125,181 USD	12/17/24	(1,697)
JPMorgan
Chase Bank, N.A.	GBP	Sell	4,275,000	5,432,576 USD	12/17/24	(7,176)
						$27,888

OTC Interest Rate Swaptions Purchased

	Floating	Floating					Swaption
Counterparty/	Rate	Rate	Payment	Fixed	Expiration	Exercise	Notional	Swaption
Description	Type	Index	Frequency	Rate	Date	Rate	Amount	Value
Call
Morgan Stanley Capital
Services LLC		12 Month
1-Year/2-Year Interest		GBP
Rate Swap	Pay	SONIA	Annual	3.60%	10/31/25	3.60%	$13,600,235	$81,813
Morgan Stanley Capital
Services LLC		12 Month
1-Year/2-Year Interest		GBP
Rate Swap	Pay	SONIA	Annual	3.23%	10/28/25	3.23%	14,998,390	55,495
$137,308
Put
Morgan Stanley Capital
Services LLC		12 Month
1-Year/2-Year Interest		GBP
Rate Swap	Receive	SONIA	Annual	3.23%	10/28/25	3.23%	14,998,390	47,369
Morgan Stanley Capital
Services LLC		12 Month
1-Year/2-Year Interest		GBP
Rate Swap	Receive	SONIA	Annual	4.85%	10/31/25	4.85%	13,600,235	25,861
$73,230

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 75

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

OTC Interest Rate Swaptions Written

	Floating	Floating					Swaption
Counterparty/	Rate	Rate	Payment	Fixed	Expiration	Exercise	Notional	Swaption
Description	Type	Index	Frequency	Rate	Date	Rate	Amount	Value
Call
Morgan Stanley Capital
Services LLC		12 Month
1-Year/2-Year Interest		GBP
Rate Swap	Receive	SONIA	Annual	2.73%	10/28/25	2.73%	$14,998,390	(28,258)
Morgan Stanley Capital
Services LLC		12 Month
1-Year/2-Year Interest		GBP
Rate Swap	Receive	SONIA	Annual	3.10%	10/31/25	3.10%	13,600,235	(42,346)
$(70,604)
Put
Morgan Stanley Capital
Services LLC		12 Month
1-Year/2-Year Interest		GBP
Rate Swap	Pay	SONIA	Annual	4.60%	10/31/25	4.60%	13,600,235	(36,738)
Morgan Stanley Capital
Services LLC		12 Month
1-Year/2-Year Interest		GBP
Rate Swap	Pay	SONIA	Annual	4.23%	10/28/25	4.23%	14,998,390	(67,024)
$(103,762)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
***	A copy of each underlying unaffiliated fund’s financial statements is available at the SEC’s website at www.sec.gov.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.
†††	Value determined based on Level 3 inputs — See Note 6.
◊	Variable rate security. Rate indicated is the rate effective at November 30, 2024. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
1	All or a portion of these securities have been physically segregated in connection with borrowings, options, reverse repurchase agreements and unfunded loan commitments. As of November 30, 2024, the total value of segregated securities was $285,659,066.
2	Special Purpose Acquisition Company (SPAC).
3	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
4	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a) (2) securities is $339,600,701 (cost $351,839,639), or 60.5% of total net assets.
5	Rate indicated is the 7-day yield as of November 30, 2024.
6	Perpetual maturity.

See notes to financial statements.

76 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

7	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
8	Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at November 30, 2024. See table below for additional step information for each security.
9	Security is an interest-only strip.
10	Zero coupon rate security.
11	Security is a principal-only strip.
12	Security is no longer an affiliated entity as a result of New Age Alpha’s acquisition of certain Guggenheim Funds on October 25, 2024.
13	Swaptions — See additional disclosure in the swaptions table above for more information on swaptions.

ADR — American Depositary Receipt

CAD — Canadian Dollar

CDX.NA.IG.43.V1 — Credit Default Swap North American Investment Grade Series 43 Index Version 1

CME — Chicago Mercantile Exchange

EUR — Euro

EURIBOR — European Interbank Offered Rate

GBP — British Pound

ICE — Intercontinental Exchange

ITRAXX.EUR.42.V1 — iTraxx Europe Series 42 Index Version 1

plc — Public Limited Company

REIT — Real Estate Investment Trust

SARL — Société à Responsabilité Limitée

SOFR — Secured Overnight Financing Rate

SONIA — Sterling Overnight Index Average

WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 77

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

The following table summarizes the inputs used to value the Fund’s investments at November 30, 2024 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$ 18,235,471	$ —	$ 69	$ 18,235,540
Preferred Stocks	12,214,619	24,423,465	—	36,638,084
Warrants	15	—	8	23
Rights	—*	—	—*	—
Mutual Funds	7,035,505	—	—	7,035,505
Closed-End Mutual Funds	10,525,716	—	—	10,525,716
Money Market Funds	2,503,526	—	—	2,503,526
Corporate Bonds	—	294,245,145	7,063,545	301,308,690
Senior Floating Rate Interests	—	185,787,323	35,897,091	221,684,414
Asset-Backed Securities	—	97,673,607	28,509,601	126,183,208
Collateralized Mortgage Obligations	—	33,604,143	685,077	34,289,220
U.S. Government Securities	—	7,131,551	—	7,131,551
Convertible Bonds	—	1,423,892	—	1,423,892
Foreign Government Debt	—	1,097,123	—	1,097,123
Options Purchased	21,823	245,486	—	267,309
Interest Rate Swaptions Purchased	—	210,538	—	210,538
Equity Futures Contracts**	294,956	—	—	294,956
Forward Foreign Currency
Exchange Contracts**	—	38,399	—	38,399
Equity Index Swap Agreements**	—	2,950,235	—	2,950,235
Interest Rate Swap Agreements**	—	357,381	—	357,381
Total Assets	$ 50,831,631	$ 649,188,288	$ 72,155,391	$ 772,175,310
		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Liabilities)	Quoted Prices	Inputs	Inputs	Total
Interest Rate Swaptions Written	$ —	$ 174,366	$ —	$ 174,366
Credit Default Swap Agreements**	—	34,050	—	34,050
Interest Rate Swap Agreements**	—	1,527,904	—	1,527,904
Forward Foreign Currency
Exchange Contracts**	—	10,511	—	10,511
Unfunded Loan Commitments (Note 11)	—	—	70,959	70,959
Total Liabilities	$ —	$ 1,746,831	$ 70,959	$ 1,817,790

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Schedule of Investments for a breakdown of investments by industry category.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $198,677,332 are categorized as Level 2 within the disclosure hierarchy — See Note 7.

See notes to financial statements.

78 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

	Ending Balance at	Valuation	Unobservable	Input	Weighted
Category	November 30, 2024	Technique	Inputs	Range	Average*
Assets:
Asset-Backed Securities	$19,568,661	Yield Analysis	Yield	6.2%-8.6%	7.2%
Asset-Backed Securities	8,041,768	Option adjusted spread off	Broker Quote	—	—
		prior month end broker quote
Asset-Backed Securities	899,172	Third Party Pricing	Trade Price	—	—
Collateralized Mortgage Obligations	685,077	Third Party Pricing	Vendor price	—	—
Common Stocks	36	Third Party Pricing	Vendor price	—	—
Common Stocks	33	Model Price	Liquidation Value	—	—
Corporate Bonds	4,035,359	Yield Analysis	Yield	6.8%-9.4%	7.1%
Corporate Bonds	2,040,000	Third Party Pricing	Broker Quote	—	—
Corporate Bonds	988,186	Option adjusted spread off	Broker Quote	—	—
		prior month end broker quote
Senior Floating Rate Interests	16,525,685	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	10,243,784	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	5,661,589	Yield Analysis	Yield	10.1%-10.9%	10.6%
Senior Floating Rate Interests	3,417,137	Third Party Pricing	Vendor Price	—	—
Senior Floating Rate Interests	48,896	Third Party Pricing	Trade Price	—	—
Warrants	8	Model Price	Liquidation Value	—	—
Total Assets	$72,155,391
Liabilities:
Unfunded Loan Commitments	$ 70,959	Model Price	Purchase Price	—	—
* Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield or liquidation value would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended November 30, 2024, the Fund had securities with a total value of $3,871,278 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $7,461,518 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 79

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level assets for which significant unobservable inputs were used to determine fair value for the period ended November 30, 2024.

				Assets						Liabilities
				Senior						Unfunded
		Collateralized		Floating						Loan
	Asset-Backed	Mortgage	Corporate	Rate		Common	Preferred		Total	Commit-
	Securities	Obligations	Bonds	Interests	Warrants	Stocks	Stocks	Rights	Assets	ments
Beginning
Balance	$16,710,065	$ —	$1,563,863	$26,054,495	$ 8	$ 208	$6,000	$ —	$44,334,639	$ (45,652)
Purchases/
(Receipts)	11,691,020	710,424	5,401,270	17,138,345	—	—	—	—	34,941,059	(132,384)
(Sales,
maturities and
paydowns)/
Fundings	(171,269)	—	—	(2,716,630)	—	—	—	—	(2,887,899)	71,078
Amortization of
premiums/
discounts	109	—	217	41,733	—	—	—	—	42,059	33,665
Corporate actions	—	—	—	(506,536)	—	—	—	2,307	(504,229)	—
Total realized
gains (losses)
included
in earnings	—	—	—	2,747	—	(17,500)	—	—	(14,753)	7,344
Total change in
unrealized
appreciation
(depreciation)
included in
earnings	279,676	(25,347)	98,195	(526,800)	—	17,258	(5,920)	(2,307)	(165,245)	(5,010)
Transfers into
Level 3	—	—	—	3,871,175	—	103	—	—	3,871,278	—
Transfers out
of Level 3	—	—	—	(7,461,438)	—	—	(80)	—	(7,461,518)	—
Ending Balance	$28,509,601	$685,077	$7,063,545	$35,897,091	$ 8	$ 69	$ —	$ —	$72,155,391	$ (70,959)
Net change in
unrealized
appreciation
(depreciation)
for investments
in Level 3
securities still
held at
November 30,
2024	$ 279,676	$ (25,347) $ 98,195		$ (285,233)	$—	$(23,234)	$ —	$(2,307) $ 41,750		$ 10,650

80 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2024

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, except GAIA Aviation Ltd. which are scheduled to decrease.

	Coupon
Rate at Next		Next Rate	Future	Future
Name	Reset Date	Reset Date	Reset Rate	Reset Date
Citigroup Mortgage Loan Trust, Inc.
2022-A, 6.17% due 09/25/62	9.17%	09/25/25	10.17%	09/25/26
GAIA Aviation Ltd. 2019-1, 3.97% due 12/15/44	2.00%	10/15/26	—	—
GAIA Aviation Ltd. 2019-1, 5.19% due 12/15/44	2.00%	10/15/26	—	—
GCAT Trust 2022-NQM5, 5.71% due 08/25/67	6.71%	10/01/26	—	—
Mill City Securities Ltd. 2024-RS1,
4.00% due 11/01/69	7.00%	10/01/27	—	—
OBX Trust 2022-NQM8, 6.10% due 09/25/62	7.10%	10/01/26	—	—
PRPM LLC 2024-4, 6.41% due 08/25/29	9.41%	08/25/27	10.41%	08/25/28

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 81

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	November 30, 2024

ASSETS:
Investments in unaffiliated issuers, at value (cost $824,352,811)	$ 768,534,339
Foreign currency, at value	240,231
Cash	2,030,103
Segregated cash due from broker	4,726,183
Unrealized appreciation on forward foreign currency exchange contracts	38,399
Unrealized appreciation on OTC swap agreements	3,307,616
Unamortized upfront premiums paid on credit default swap agreements	258
Prepaid expenses	24,943
Receivables:
Interest	9,848,475
Investments sold	8,848,037
Dividends	118,906
Variation margin on futures contracts	69,825
Total assets	797,787,315
LIABILITIES:
Reverse repurchase agreements (Note 7)	198,677,332
Borrowings (Note 8)	15,000,000
Unfunded loan commitments, at value (Note 11) (commitment fees received $123,170)	70,959
Options written, at value (premium received $210,779)	174,366
Unamortized upfront premiums received on credit default swap agreements	421,559
Unrealized depreciation on forward foreign currency exchange contracts	10,511
Interest due on borrowings	67,687
Segregated cash due to broker	3,264,688
Payable for:
Investments purchased	16,967,386
Investment advisory fees	775,856
Variation margin on interest rate swap agreements	422,919
Professional fees	107,482
Protection fees on credit default swap agreements	39,543
Trustees’ fees and expenses*	19,361
Variation margin on credit default swap agreements	10,041
Other liabilities	711,822
Total liabilities	236,741,512
NET ASSETS	$ 561,045,803
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares
authorized, 32,980,083 shares issued and outstanding	$ 329,801
Additional paid-in capital	631,445,267
Total distributable earnings (loss)	(70,729,265)
NET ASSETS	$ 561,045,803
Shares outstanding ($0.01 par value with unlimited amount authorized)	32,980,083
Net asset value	$ 17.01

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

82 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS (Unaudited)	November 30, 2024
For the Six Months Ended November 30, 2024

INVESTMENT INCOME:
Interest (net of foreign withholdings tax $134)	$ 26,639,571
Dividends	1,093,031
Miscellaneous income	3,190
Total investment income	27,735,792
EXPENSES:
Interest expense	5,465,791
Investment advisory fees	4,679,817
Professional fees	202,233
Trustees’ fees and expenses*	98,312
Administration fees	76,213
Fund accounting fees	67,250
Printing fees	41,803
Insurance	24,418
Registration and filing fees	21,457
Custodian fees	12,364
Transfer agent fees	11,529
Miscellaneous	7,616
Total expenses	10,708,803
Less:
Expenses waived by advisor	(19,605)
Net expenses	10,689,198
Net investment income	17,046,594
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(350,937)
Swap agreements	(1,284,860)
Futures contracts	444,544
Options purchased	163,448
Options written	(285,071)
Forward foreign currency exchange contracts	1,708,935
Foreign currency transactions	(15,135)
Net realized gain	380,924
Net change in unrealized appreciation (depreciation) on:
Investments	19,948,539
Swap agreements	3,817,512
Futures contracts	353,539
Options purchased	(743,889)
Options written	36,413
Forward foreign currency exchange contracts	150,350
Foreign currency translations	110,514
Net change in unrealized appreciation (depreciation)	23,672,978
Net realized and unrealized gain	24,053,902
Net increase in net assets resulting from operations	$ 41,100,496
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 83

STATEMENTS OF CHANGES IN NET ASSETS	November 30, 2024

	Six Months Ended
	November 30, 2024	Year Ended
	(Unaudited)	May 31, 2024
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 17,046,594	$ 32,491,052
Net realized gain (loss) on investments	380,924	(13,618,372)
Net change in unrealized appreciation (depreciation)
on investments	23,672,978	50,352,194
Net increase in net assets resulting from operations	41,100,496	69,224,874
DISTRIBUTIONS:
Distributions to shareholders	(23,498,309)	(29,980,324)
Return of capital	—*	(17,016,294)
Total distributions	(23,498,309)	(46,996,618)
Net increase in net assets	17,602,187	22,228,256
NET ASSETS:
Beginning of period	543,443,616	521,215,360
End of period	$ 561,045,803	$ 543,443,616

* A portion of the distributions to shareholders may be deemed a return of capital at fiscal year-end.

See notes to financial statements.

84 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS (Unaudited)	November 30, 2024
For the Six Months Ended November 30, 2024

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$ 41,100,496
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used in Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	(19,948,539)
Net change in unrealized (appreciation) depreciation on options purchased	743,889
Net change in unrealized (appreciation) depreciation on options written	(36,413)
Net change in unrealized (appreciation) depreciation on swap agreements	(2,672,734)
Net change in unrealized (appreciation) depreciation on forward foreign
currency exchange contracts	(150,350)
Net realized loss on investments	350,937
Net realized gain on options purchased	(163,448)
Net realized loss on options written	285,071
Purchase of long-term investments	(101,402,330)
Proceeds from sale of long-term investments	69,316,207
Net purchases of short-term investments	704,900
Net accretion of discount and amortization of premium	(1,348,497)
Corporate actions and other payments	549,968
Premiums received on options written	667,369
Cost of closing options written	(741,661)
Commitment fees received and repayments of unfunded commitments	62,571
Decrease in unamortized upfront premiums paid on interest rate swap agreements	49
Increase in interest receivable	(1,688,193)
Decrease in dividends receivable	3,457
Increase in investments sold receivable	(7,422,541)
Decrease in due from adviser	3,771
Increase in variation margin on credit default swap agreements receivable	(68,974)
Increase in prepaid expenses	(14,177)
Decrease in investments purchased payable	(735,818)
Increase in interest due on borrowings	25,062
Decrease in professional fees payable	(21,195)
Increase in swap settlement payable	485,709
Increase in unamortized upfront premiums received on credit default swap agreements	298,652
Increase in segregated cash due to broker	2,817,720
Decrease in due to custodian	(3,816)
Increase in investment advisory fees payable	47,347
Increase in variation margin on credit default swap agreements payable	10,041
Decrease in variation margin on interest rate swap agreements payable	(740,588)
Increase in protection fees on credit default swap agreements payable	27,992
Increase in trustees’ fees and expenses payable*	19,361
Decrease in variation margin on futures contracts payable	(41,860)
Decrease in other liabilities	38,023
Net Cash Used in Operating and Investing Activities	$ (19,642,542)

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 85

STATEMENT OF CASH FLOWS (Unaudited) continued	November 30, 2024
For the Six Months Ended November 30, 2024

Cash Flows From Financing Activities:
Distributions to common shareholders	$ (23,498,309)
Proceeds from borrowings	15,000,000
Proceeds from reverse repurchase agreements	639,992,530
Payments made on reverse repurchase agreements	(607,690,823)
Net Cash Provided by Financing Activities	23,803,398
Net increase in cash	4,160,856
Cash at Beginning of Period (including foreign currency)**	2,835,661
Cash at End of Period (including foreign currency)***	$ 6,996,517
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$ 4,389,843

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Includes $2,658,156 of segregated cash with broker for swap agreements and $177,505 of foreign currency.
***	Includes $4,726,183 of segregated cash with broker for swap agreements and futures contracts and $240,231 of foreign currency.

86 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	November 30, 2024

	Six Months
	Ended
	November 30, 2024	Year Ended	Year Ended	Period Ended
	(Unaudited)	May 31, 2024	May 31, 2023	May 31, 2022(a)
Per Share Data:
Net asset value, beginning of period	$ 16.48	$ 15.80	$ 17.44	$ 20.00
Income from investment operations:
Net investment income(b)	0.52	0.99	0.79	0.28
Net gain (loss) on investments (realized and unrealized)	0.72	1.12	(1.00)	(2.36)
Total from investment operations	1.24	2.11	(0.21)	(2.08)
Less distributions from:
Net investment income	(0.71)	(0.91)	(0.87)	(0.48)
Capital gains	—	—	(0.24)	—
Return of capital	—	(0.52)	(0.32)	—
Total distributions to shareholders	(0.71)	(1.43)	(1.43)	(0.48)
Net asset value, end of period	$ 17.01	$ 16.48	$ 15.80	$ 17.44
Market value, end of period	$ 15.72	$ 15.02	$ 13.61	$ 15.94
Total Return(c)
Net asset value	7.72%	13.85%	(1.01)%[h]	(10.51)%
Market value	9.48%	21.87%	(5.71)%	(18.03)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 561,046	$ 543,444	$ 521,215	$ 575,323
Ratio to average net assets of:
Net investment income, including interest expense	6.15%(f)	6.09%	4.94%	2.90%(f)
Total expenses, including interest expense(d)(e)	3.86%(f)	3.40%	3.45%	1.93%(f)
Portfolio turnover rate	9%	26%	21%	29%

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 87

FINANCIAL HIGHLIGHTS continued	November 30, 2024

Six Months
Ended
	November 30, 2024	Year Ended	Year Ended	Period Ended
	(Unaudited)	May 31, 2024	May 31, 2023	May 31, 2022(a)
Senior Indebtness
Total Borrowings outstanding (in thousands)(i)	$ 213,677	$ 166,376	$ 196,503	$ 66,000
Asset Coverage per $1,000 of indebtedness(g)	$ 3,626	$ 4,266	$ 3,652	$ 9,717

(a)	Since commencement of operations: November 23, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total returns do not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(d)	The ratio of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratio, the expense ratio would increase by 0.14% (annualized), 0.10%, 0.08% and 0.07% for the period ended November 30, 2024, the years ended May 31,2024, May 31, 2023 and the period ended May 31, 2022, respectively.
(e)	Excluding interest expense, the operating expense ratio for the period ended November 30, 2024, the years ended May 31, 2024, May 31, 2023 and the period ended May 31, 2022 would be:

November 30, 2024
(Unaudited)(f)	May 31, 2024	May 31, 2023	May 31, 2022(f)
1.88%	1.77%	1.88%	1.74%

(f)	Annualized.
(g)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the borrowings. Effective August 19, 2022, the Fund’s obligations under reverse repurchase agreement transactions are treated as senior securities representing indebtedness for purposes of the 1940 Act. Accordingly, for the period ended November 30, 2024, the years ended May 31, 2024 and May 31, 2023, Asset Coverage is calculated by subtracting the Fund’s total liabilities (not including the borrowings or reverse repurchase agreements) from the Fund’s total assets and dividing by the sum of the borrowings and reverse repurchase agreements.
(h)	The net increase from the payment by the Adviser totaling $5,119 relating to an operational issue contributed less than 0.01% to total return at net asset value for the year ended May 31, 2023.
(i)	Effective August 19, 2022, the Fund’s obligations under reverse repurchase agreement transactions are treated as senior securities representing indebtedness for purposes of the 1940 Act.

88 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	November 30, 2024

Note 1 – Organization

Guggenheim Active Allocation Fund (the “Fund”) was organized as a Delaware statutory trust on May 20, 2021 and commenced investment operations on November 23, 2021. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is considered non-fundamental and may be changed without shareholder approval. The Fund will provide shareholders with 60 days’ prior written notice of any change in its investment objective.

Note 2 – Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) adopted policies and procedures for the valuation of the Fund’s investments (the “Fund Valuation Procedures”).

Pursuant to Rule 2a-5 under the 1940 Act, the Board designated the Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and together with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4 under the 1940 Act. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund’s securities and/or other assets. The Valuation Procedures may be amended and potentially adversely affected as the Fund seeks to comply with regulations that apply to the valuation practices of registered investment companies.

Valuations of the Fund’s securities and other assets are supplied primarily by independent third-party pricing service appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2024

the appropriateness of the inputs, methods, models and assumptions employed by the independent third-party pricing service.

If the independent third-party pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the Nasdaq Stock Market (“NASDAQ”) will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include the following factors, among others: the value of the securities traded on other foreign markets, American Depositary Receipts (“ADRs”) trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Adviser is authorized to use prices and other information supplied by an independent third-party pricing service in valuing foreign securities.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent third-party pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent third-party pricing service.

U.S. Government securities are valued by independent third-party pricing services, using the last traded fill price, or at the reported bid price at the close of business on the valuation date.

CLOs, CDOs, MBS, ABS, and other structured finance securities are generally valued using an independent third-party pricing service.

Typically, loans are valued using information provided by an independent third-party pricing service which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2024

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using a price provided by a pricing service.

Futures contracts are valued on the basis of the last sale price as of 4:00 p.m. on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation of the underlying securities would provide a more accurate valuation of the futures contract.

Interest rate swap agreements entered into by the Fund are valued on the basis of the last sale price on the primary exchange on which the swap is traded. Other swap agreements entered into by the Fund are generally valued using an evaluated price provided by an independent third-party pricing service.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value.” Each such determination is based on a consideration of all factors deemed relevant by the Adviser, which are likely to vary from one pricing context to another. Examples of such factors may include but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative instruments, such factors may include obtaining information as to how (a) these contracts and other derivative instruments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative instruments trade in the cash market.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Discounts or premiums on debt securities purchased are accreted or amortized to interest income using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities, and senior and subordinated loans.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2024

Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement.

The Fund may receive other income from investments in senior loan interests, including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Fund’s Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Fund’s Statement of Operations at the end of the commitment period.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. Many new, restructured or reissued loans and other similar debt obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) such obligations, including that obligations may not be considered “securities” under the federal securities laws and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2024

in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(e) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(f) Distributions to Shareholders

The Fund intends to declare and pay monthly distributions to common shareholders. The Fund expects that distributions will generally consist of (i) investment company taxable income taxed as ordinary income, which includes, among other things, short-term capital gain and income from certain hedging and interest rate transactions, (ii) long-term capital gain and (iii) return of capital. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed the amount of the Fund’s earnings and profit available for distribution, the excess will be deemed a return of capital. A return of capital is generally not taxable and would reduce the shareholder’s tax basis in its shares, which would reduce the loss (or increase the gain) on a subsequent taxable disposition by such shareholder of the shares, until such shareholder’s basis reaches zero at which point subsequent return of capital distributions would constitute taxable capital gain to such shareholder. Shareholders receiving a return of capital may be under the impression that they are receiving net investment income or profit when they are not.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

(g) Restricted Cash

A portion of cash on hand relates to collateral received by the Fund for swap agreements and reverse repurchase agreements. This amount is presented on the Fund’s Statement of Assets and Liabilities as Segregated cash due to broker. At November 30, 2024, there was $3,264,688 of Segregated cash due to broker. A portion of the Fund’s cash has been pledged as collateral for swap agreements and futures contracts. This amount is presented on the Fund’s Statement of Assets and Liabilities as

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2024

Segregated cash due from broker. At November 30, 2024, there was $4,726,183 of segregated cash due from broker.

(h) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Fund’s Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(i) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference asset or obligation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by the Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by the Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(j) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

The Fund may purchase and write swaptions primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2024

and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the options. The swaptions are forward premium swaptions which have extended settlement dates.

(k) Futures Contracts

To purchase or sell a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Each day, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the position is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(l) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(m) Special Purpose Acquisition Companies

The Fund may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2024

a business combination nears. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 3 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Fund’s Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used for investment purposes (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, for diversification purposes, to change the duration of the Fund, for leverage purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to seek to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Speculation: the use of an instrument to express macro-economic and other investment views.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

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The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge	$31,994,048	$72,252,456

The risk in writing a call option is that the Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where the Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, the Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge	31,994,048	7,294,883

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with the Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash due to or from broker on the Fund’s Statement of Assets and Liabilities; securities held as collateral are noted on the Fund’s Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Hedge, Income	$8,629,751	$—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2024

swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. If the Fund utilizes centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that the Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or custom basket of securities) for a fixed or variable interest rate. Total return and custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return or custom basket swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

	Average Notional Amount
Use	Long	Short
Hedge, Speculation, Income	$20,867,674	$ —

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
	Pay	Receive
Use	Floating Rate	Floating Rate
Hedge, Speculation, Income	$53,800,000	$ —

Credit default swaps are instruments which allow for the full or partial transfer of third-party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2024

referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund if the Fund is selling the credit protection. If the Fund utilizes centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third-party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
	Protection	Protection
Use	Sold	Purchased
Hedge, Speculation, Income	$—	$14,732,673

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to seek to hedge or manage exposure to foreign currency risks with portfolio investments or to seek to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge	$485,229	$56,185,574

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Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of November 30, 2024:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Foreign Exchange/Interest Rate	Investments at value	Options written, at value
option contracts
Equity futures contracts	Variation margin on futures contracts	—
Currency forward contracts	Unrealized appreciation on forward	Unrealized depreciation on
	foreign currency exchange contracts	forward foreign currency
exchange contracts
Equity/Credit/Interest rate swap	Unamortized upfront premiums paid on	Unamortized upfront premiums
agreements	credit default swap agreements	received on credit default
	Unrealized appreciation on OTC	swap agreements
swap agreements
Variation margin on interest
rate swap agreements
Variation margin on credit
default swap agreements

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at November 30, 2024:

Asset Derivative Investments Value

				Options		Options
		Swaps		Purchased	Options	Purchased	Forward
Futures	Swaps	Interest	Swaps	Foreign	Purchased	Interest	Foreign	Total Value at
Equity	Equity	Rate	Credit	Exchange	Equity	Rate	Currency	November 30,
Risk*	Risk*	Risk*	Risk*	Risk	Risk	Risk	Exchange Risk	2024
$294,956	$2,950,235	$357,381	$—	$222,845	$44,464	$210,538	$38,399	$4,118,818
Liability Derivative Investments Value

				Options		Options
		Swaps		Purchased	Options	Written	Forward
Futures	Swaps	Interest	Swaps	Foreign	Purchased	Interest	Foreign	Total Value at
Equity	Equity	Rate	Credit	Exchange	Equity	Rate	Currency	November 30,
Risk*	Risk*	Risk*	Risk*	Risk	Risk	Risk	Exchange Risk	2024
$—	$—	$1,527,904	$34,050	$—	$—	$174,366	$10,511	$1,746,831

* Includes cumulative appreciation (depreciation) of OTC and centrally-cleared derivatives contracts as reported on the Fund’s Schedule of Investments. For centrally-cleared derivatives, variation margin is reported within the Fund’s Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2024

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended November 30, 2024:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity future contracts	Net realized gain (loss) on futures contracts

Equity/Interest rate/	Net realized gain (loss) on swap agreements
Credit swap contracts	Net change in unrealized appreciation (depreciation) on swap agreements

Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciate (depreciation) on forward foreign currency exchange contracts

Equity/Foreign Exchange/Interest	Net realized gain (loss) on options purchased
rate option contracts	Net change in unrealized appreciation (depreciation) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Fund’s Statement of Operations categorized by primary risk exposure for the period ended November 30, 2024:

Realized Gain(Loss) on Derivative Investments Recognized on the Statement of Operations

					Options		Options	Options	Forward
		Swaps			Purchased	Options	Written	Purchased	Foreign
Futures	Swaps	Interest	Futures	Swaps	Foreign	Purchased	Interest	Interest	Currency
Equity	Equity	Rate	Commodity	Credit	Exchange	Equity	Rate	Rate	Exchange
Risk	Risk	Risk	Risk	Risk	Risk	Risk	Risk	Risk	Risk	Total
$—	$(348,682)	$(839,770)	$444,544	$(96,408)	$—	$— $(285,071)		$163,448	$1,708,935	$746,996

Change in Unrealized Appreciation(Depreciation) on Derivative Investments Recognized on the Statement of Operations
					Options		Options	Options	Forward
		Swaps			Purchased	Options	Written	Purchased	Foreign
Futures	Swaps	Interest	Futures	Swaps	Foreign	Purchased	Interest	Interest	Currency
Equity	Equity	Rate	Commodity	Credit Exchange		Equity	Rate	Rate	Exchange
Risk	Risk	Risk	Risk	Risk	Risk	Risk	Risk	Risk	Risk	Total
$294,956	$2,377,234	$1,471,887	$58,583	$(31,609)	$(52,568)	$(900,282)	$36,413	$208,961	$150,350	$3,613,925

In conjunction with short sales and the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Fund monitors the counterparty credit risk associated with each such financial institution.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2024

positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve greater risks and risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

Note 4 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2024

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Fund’s Statement of Assets and Liabilities as segregated cash due to or due from broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Fund’s Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

			Net Amount
		Gross Amounts	of Assets	Gross Amounts Not
	Gross	Offset in the	Presented on the	Offset in the Statement
	Amounts of	Statement of	Statement of	of Assets and Liabilities
	Recognized	Assets and	Assets and	Financial	Cash Collateral	Net
Instrument	Assets[1]	Liabilities	Liabilities	Instruments	Received	Amount
Forward foreign currency
exchange contracts	$ 38,399	$—	$ 38,399	$ (7,427)	$—	$ 30,972
Swap equity agreements	2,950,235	—	2,950,235	(1,218,022)	—	1,732,213
Interest rate
swap agreements	357,381	—	357,381	—	—	357,381
Options purchased
contracts	456,024	—	456,024	(175,092)	—	280,932

			Net Amount
		Gross Amounts	of Liabilities	Gross Amounts Not
	Gross	Offset in the	Presented on the	Offset in the Statement
	Amounts of	Statement of	Statement of	of Assets and Liabilities
	Recognized	Assets and	Assets and	Financial	Cash Collateral	Net
Instrument	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Forward foreign
currency exchange
contracts	$ 10,511	$—	$ 10,511	$ (8,153)	$—	$2,358
Options written	174,366	—	174,366	(174,366)	—	—
Reverse repurchase
agreements	198,677,332	—	198,677,332	(198,677,332)	—	—
[1] Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2024

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments and reverse repurchase agreements as of November 30, 2024.

Counterparty	Asset Type	Cash Pledged	Cash Received
Canadian Imperial
Bank of Commerce	Reverse repurchase agreements	$—	$959,000
Goldman Sachs International	Reverse repurchase agreements	—	13,632
J.P. Morgan Securities LLC	Credit default swap agreements	3,861,245	2,181,877
J.P. Morgan Securities LLC	Futures contracts	864,800	—
J.P. Morgan Securities LLC	Interest rate swap agreements	138	110,179
		$4,726,183	$3,264,688

Note 5 – Fees and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes office facilities and equipment, and provides administrative services on behalf of the Fund, and oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). The Adviser provides all services through the medium of any directors, officers or employees of the Adviser or its affiliates as the Adviser deems appropriate in order to fulfill its obligations. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, at an annual rate equal to 1.25% of the Fund’s average daily Managed Assets (as defined in this report).

Pursuant to an Investment Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the oversight and supervision of the Board and the Adviser, manages the investment of the assets of the Fund in accordance with its investment objective and policies, places orders to purchase and sell securities on behalf of the Fund, and, at the request of the Adviser, consults with the Adviser as to the overall management of the assets of the Fund and its investment policies and practices. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, at an annual rate equal to 0.625% of the Fund’s average daily Managed Assets.

For purposes of calculating the fees payable under the foregoing agreements, “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds of any financial leverage (whether or not these assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), minus liabilities, other than liabilities related to any financial leverage, including assets attributable to financial leverage of any form, including indebtedness, engaging in reverse repurchase agreements, dollar rolls and economically similar transactions, investments in inverse floating rate securities, and preferred shares.

If the Fund invests in a fund that is advised by the Adviser or an adviser affiliated with the Adviser, the Adviser has agreed to waive Fund fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such fund. Fee waivers will be calculated at the Fund level without regard to any expense cap, if any, in effect for the Fund. Fees waived under this arrangement are not subject to reimbursement. For the period ended November 30, 2024, the Adviser waived fees in the amount of $19,605 related to investments by the Fund in such funds.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2024

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

GFIA pays operating expenses on behalf of the Fund, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily Managed Assets and certain out of pocket expenses.

Note 6 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent third-party pricing services are used to value a majority of the Fund’s investments. When values are not available from an independent third-party pricing service, values will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2024

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a pricing service provider based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities or other assets. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 7 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements to seek to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds are invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the period ended November 30, 2024, the average daily balance for which reverse repurchase agreements were outstanding amounted to $190,986,216. The weighted average interest rate was 5.38%. As of November 30, 2024, there was $198,677,332 (inclusive of interest payable) in reverse repurchase agreements outstanding.

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As of November 30, 2024, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rates	Maturity Date	Face Value
Barclays Capital, Inc.	4.25% - 4.85%*	Open Maturity	$ 10,174,444
BofA Securities, Inc.	4.69% - 4.85%*	Open Maturity	5,630,860
Canadian Imperial Bank of Commerce	4.96% (U.S. Secured
Overnight Financing
	Rate + 0.39%)**	01/09/25	23,063,001
Canadian Imperial Bank of Commerce	5.84% - 6.00%	01/06/25	18,666,074
Canadian Imperial Bank of Commerce	4.84% - 4.86%*	Open Maturity	3,727,739
Citigroup Global Markets, Inc.	4.74%*	Open Maturity	11,128,194
Goldman Sachs & Co. LLC	0.25% - 4.70%*	Open Maturity	5,050,381
RBC Capital Markets LLC	4.80%*	Open Maturity	1,033,001
Societe Generale	5.00% (U.S. Secured
	Overnight Financing
	Rate + 0.43%)**	12/09/24	23,414,142
Societe Generale	5.02% (U.S. Secured
Overnight Financing
	Rate + 0.45%)**	01/06/25	12,041,895
Societe Generale	4.91% (U.S. Secured
Overnight Financing
	Rate + 0.34%)**	12/09/24	10,034,159
Societe Generale	4.87%*	Open Maturity	1,273,524
TD Securities (USA) LLC	4.75% - 4.95%*	Open Maturity	36,842,690
TD Securities (USA) LLC	5.26% (U.S. Secured
Overnight Financing
	Rate + 0.69%)**	03/06/25	18,065,801
TD Securities (USA) LLC	5.17% (U.S. Secured
	Overnight Financing
	Rate + 0.60%)**	02/10/25	15,441,641
TD Securities (USA) LLC	5.02% (U.S. Secured
Overnight Financing
	Rate + 0.45%)**	02/10/25	3,089,786
Total			$ 198,677,332

* The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set of reference rate and spread. Rate indicated is the rate effective at November 30, 2024.

** Variable rate security. Rate indicated is the rate effective at November 30, 2024.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of November 30, 2024, aggregated by asset class of the related collateral pledged by the Fund:

			Greater than	Overnight and
Asset Type	Up to 30 days	31-90 days	90 days	continuous	Total
Corporate Bonds	$ 33,448,301	$ 72,302,396	$ 18,065,801	$ 54,298,170	$ 178,114,668
U.S. Government Securities	—	—	—	4,877,183	4,877,183
Collateralized Mortgage Obligations	—	—	—	15,685,481	15,685,481
Gross amount of recognized
liabilities for reverse
repurchase agreements	$ 33,448,301	$ 72,302,396	$ 18,065,801	$ 74,860,834	$ 198,677,332

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 107

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2024

Note 8 – Borrowings

The Fund has entered into an $165,000,000 credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. On October 31, 2024, the Fund reduced its current “Maximum Commitment Financing” level under the facility to $55,000,000, (reducing the Fund’s potential unused commitment fee liability). Under the most recent amended terms, the interest rate on the amount borrowed is based on the Secured Overnight Financing Rate (“SOFR”) plus 0.75%, 0.80%, or 0.85%, depending on the eligible security types pledged as related collateral, and an unused commitment fee of 0.30% is charged on the difference between the amount available to borrow under the credit facility agreement and the actual amount borrowed. As of November 30, 2024, there was $15,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facility during the period was $14,653,846 with a related average interest rate of 5.40%. The maximum amount outstanding during the period was $15,000,000. As of November 30, 2024, the total value of securities segregated and pledged as collateral in connection with borrowings was $62,173,816.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Note 9 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

108 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2024

If the Fund makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder’s basis (for tax purposes) in its shares, and any distribution in excess of basis will be treated as capital gain. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.

At November 30, 2024, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

			Net Tax
			Unrealized
	Tax Unrealized	Tax Unrealized	Appreciation
Tax Cost	Appreciation	Depreciation	(Depreciation)
$824,249,326	$9,861,697	$(63,682,544)	$(53,820,847)

As of May 31, 2024, (the most recent fiscal year end for U.S. federal income tax purposes) tax components of distributable earnings/(loss) were as follows:

Undistributed	Undistributed	Net Unrealized	Accumulated
Ordinary	Long-Term	Appreciation	Capital and
Income	Capital Gain	Depreciation	Other Loss	Total
$—	$—	$(77,233,557)	$(11,097,895)	($88,331,452)

For the year ended May 31, 2024, (the most recent fiscal year end for U.S. federal income tax purposes) the tax character of distributions paid to shareholders as reflected in the Statements of Changes in Net Assets was as follows:

Ordinary	Long-Term	Return	Total
Income	Capital Gain	of Capital	Distributions
$29,980,324	$—	$17,016,294	$46,996,618

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

Note 10 – Securities Transactions

For the period ended November 30, 2024, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$101,402,330	$69,316,207

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 109

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2024

designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is affected at the current market price. For the period ended November 30, 2024, the Fund did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 11 – Unfunded loan commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of November 30, 2024. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, illiquid securities, and liquid term loans as a reserve. As of November 30, 2024, the total amount segregated in connection with unfunded loan commitments and reverse repurchase agreements was $223,485,250.

The unfunded loan commitments as of November 30, 2024, were as follows:

Borrower	Maturity Date	Face Amount*	Value
Alteryx, Inc.	03/19/31	487,500	$ —
American Tire Distributors, Inc.	02/19/25	66,317	—
Avalara, Inc.	10/19/28	263,636	2,439
Capstone Acquisition Holdings, Inc.	11/12/29	225,410	1,237
Convergint	03/31/28	85,565	—
Datix Bidco Ltd.	10/25/30	670,000	36,073
Finastra USA, Inc.	09/13/29	77,122	7,598
Franchise Group, Inc.	04/30/25	250,034	2,500
Hanger, Inc.	10/15/31	159,696	—
Higginbotham Insurance Agency, Inc.	11/24/28	212,842	1,610
Integrated Power Services Holdings, Inc.	11/22/28	1,012,415	—
Lightning A	03/01/37	1,170,556	—
Lightning B	03/01/37	151,484	—
MB2 Dental Solutions LLC	02/13/31	656,139	12,523
Oil Changer Holding Corp.	02/08/27	308,386	4,626
Orion Group	03/19/27	213,913	—
Shaw Development LLC	10/30/29	143,617	2,353
Thunderbird A	03/01/37	1,148,333	—
Thunderbird B	03/01/37	148,608	—
			$ 70,959
* The face amount is denominated in U.S. dollars unless otherwise indicated.

Note 12 – Capital Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 32,980,083 shares issued and outstanding as of November 30, 2024.

110 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2024

Transactions in common shares were as follows:

	Period Ended	Year Ended
	November 30, 2024	May 31, 2024
Beginning shares	32,980,083	32,980,083
Ending shares	32,980,083	32,980,083

Note 13 – Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on changes in monetary policies and various market and other economic conditions), changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental or man-made disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the escalated conflict in the Middle East and the ongoing Russia-Ukraine conflict and its collateral economic and other effects, including, but not limited to, sanctions and other international trade barriers) or ratings downgrades, and other types of similar events, each of which may be temporary or last for extended periods. Different sectors, industries and security types may react differently to such developments. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country, geographic region or industry could adversely affect the value, yield and return of the investments held by the Fund in a different country, geographic region, economy, industry or market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing or similar types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

Note 14 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 111

OTHER INFORMATION (Unaudited)	November 30, 2024

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2025, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the U.S. federal tax status of the distributions received by shareholders in the calendar year 2024.

Delaware Statutory Trust Act-Control Share Acquisition

Under Delaware law applicable to the Fund as of August 1, 2022, if a shareholder acquires direct or indirect ownership or power to direct the voting of shares of the Fund in an amount that equals or exceeds certain percentage thresholds specified under Delaware law (beginning at 10% or more of shares of the Fund), the shareholder’s ability to vote certain of these shares may be limited.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

112 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2024

Trustees

The Trustees of the Guggenheim Active Allocation Fund and their principal occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Independent Trustees:
Randall C. Barnes	Trustee and	Since 2021	Current: Private Investor (2001-present).	127	Current: Advent Convertible and Income
(1951)	Chair of the				Fund (2005-present); Purpose Investments
	Valuation		Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);		Funds (2013-present).
	Oversight		President, Pizza Hut International (1991-1993); Senior Vice President,
	Committee		Strategic Planning and New Business Development, PepsiCo, Inc.		Former: Guggenheim Energy & Income
			(1987-1990).		Fund (2015-2023); Fiduciary/Claymore
Energy Infrastructure Fund (2004-2022);
Guggenheim Enhanced Equity Income Fund
(2005-2021); Guggenheim Credit Allocation
Fund (2013-2021).
Angela Brock-Kyle	Trustee	Since 2021	Current: Retired.	126	Current: Hunt Companies, Inc. (2019-
(1959)					present); Mutual Fund Directors Forum
			Former: Founder and Chief Executive Officer, B.O.A.R.D.S. (consulting firm)		(2022-present); Bowhead Specialty
			(2013-2023); Senior Leader, TIAA (financial services firm) (1987-2012).		Holdings, Inc. (May 2024-present).
Former: Bowhead Insurance GP, LLC (2020-
Sep. 2024); Guggenheim Energy & Income
Fund (2019-2023); Fiduciary/Claymore Energy
Infrastructure Fund (2019-2022); Guggenheim
Enhanced Equity Income Fund (2019-2021);
Guggenheim Credit Allocation Fund (2019-
2021); Infinity Property & Casualty Corp.
(2014-2018).

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 113

OTHER INFORMATION (Unaudited) continued	November 30, 2024

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Independent Trustees continued:
Thomas F. Lydon, Jr.	Trustee and	Since 2021	Current: President, Global Trends Investments (registered investment	126	Current: US Global Investors, Inc. (GROW)
(1960)	Chair of the		adviser) (1996-present); Chief Executive Officer, Lydon Media (2016-present).		(1995-present); The 2023 ETF Series Trust
	Contracts				(4) (2023-present); The 2023 ETF Series
	Review		Former: Vice Chairman, VettaFi, a wholly owned subsidiary of The TMX Group		Trust II (1) (2023-present).
	Committee		(financial advisor content, research, index and digital distribution provider)
			(2022-April 2024); Chief Executive Officer, ETF Flows, LLC (financial advisor		Former: Guggenheim Energy & Income
			education and research provider) (2019-2023); Director, GDX Index		Fund (2019-2023); Fiduciary/Claymore
			Partners, LLC (index provider) (2021-2023).		Energy Infrastructure Fund (2019-2022);
Guggenheim Enhanced Equity Income Fund
(2019-2021); Guggenheim Credit Allocation
Fund (2019-2021); Harvest Volatility Edge
Trust (3) (2017-2019).
Ronald A. Nyberg	Trustee and	Since 2021	Current: Of Counsel (formerly Partner), Momkus LLP (law firm) (2016-present).	126	Current: Advent Convertible and Income
(1953)	Chair of the				Fund (2003-present).
	Nominating and		Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive
	Governance		Vice President, General Counsel, and Corporate Secretary, Van Kampen		Former: PPM Funds (2) (2018-Dec. 2024);
	Committee		Investments (1982-1999).		Endeavor Health (2012-Dec. 2024);
Guggenheim Energy & Income Fund
(2015-2023); Fiduciary/Claymore
Energy Infrastructure Fund (2004-2022);
Guggenheim Enhanced Equity Income Fund
(2005-2021); Guggenheim Credit Allocation
Fund (2013-2021); Western Asset Inflation-
Linked Opportunities & Income Fund
(2004-2020); Western Asset Inflation-Linked
Income Fund (2003-2020).

114 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUALREPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2024

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Independent Trustees continued:
Sandra G. Sponem	Trustee and	Since 2021	Current: Retired.	126	Current: SPDR Series Trust (85)
(1958)	Chair of the				(2018-present); SPDR Index Shares Funds
	Audit		Former: Senior Vice President and Chief Financial Officer, M.A.		(25) (2018-present); SSGA Active Trust (32)
	Committee		Mortenson-Companies, Inc. (construction and real estate development		(2018-present).
company) (2007-2017).
Former: Guggenheim Energy & Income
Fund (2019-2023); Fiduciary/Claymore
Energy Infrastructure Fund (2019-2022);
Guggenheim Enhanced Equity Income Fund
(2019-2021); Guggenheim Credit Allocation
Fund (2019-2021); SSGA Master Trust (1)
(2018-2020).
Ronald E. Toupin, Jr.	Trustee, Chair	Since 2021	Current: Portfolio Consultant (2010-present); Member, Governing Council,	126	Former: Guggenheim Energy & Income
(1958)	of the Board		Independent Directors Council (2013-present); Governor, Board of Governors,		Fund (2015-2023); Fiduciary/Claymore
	and Chair of the		Investment Company Institute (2018-present).		Energy Infrastructure Fund (2004-2022);
	Executive				Guggenheim Enhanced Equity Income
	Committee		Former: Member, Executive Committee, Independent Directors Council		Fund (2005-2021); Guggenheim Credit
			(2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset		Allocation Fund (2013-2021); Western Asset
			Management (1998-1999); Vice President, Nuveen Investment Advisory Corp.		Inflation-Linked Opportunities & Income
			(1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts		Fund (2004-2020); Western Asset Inflation-
			(1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit		Linked Income Fund (2003-2020).
Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 115

OTHER INFORMATION (Unaudited) continued	November 30, 2024

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Interested Trustee:
Amy J. Lee****	Trustee, Vice	Since 2021	Current: Interested Trustee, certain other funds in the Fund Complex	126	Former: Guggenheim Energy & Income
(1961)	President and		(2018-present); Chief Legal Officer, certain other funds in the Fund Complex		Fund (2018-2023); Fiduciary/Claymore
	Chief Legal		(2014-present); Vice President, certain other funds in the Fund Complex		Energy Infrastructure Fund (2018-2022);
	Officer		(2007-present); Senior Managing Director, Guggenheim Investments		Guggenheim Enhanced Equity Income Fund
			(2012-present).		(2018-2021); Guggenheim Credit Allocation
Fund (2018-2021).
Former: President and/or Chief Executive Officer, certain other funds in the
Fund Complex (2017-2019); Vice President, Associate General Counsel and
Assistant Secretary, Security Benefit Life Insurance Company and Security
Benefit Corporation (2004-2012).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. After a Trustee’s initial term, each Trustee is expected to serve a two year term concurrent with the class of Trustees for which he or she serves.
-	Mr. Barnes and Ms. Brock-Kyle are Class I Trustees. Class I Trustees are expected to stand for re-election at the date of the Fund’s annual meeting of Shareholders for the fiscal year ended May 31, 2026.
-	Messrs. Nyberg and Lydon, Jr. are Class II Trustees. Class II Trustees are expected to stand for re-election at the date of the Fund’s annual meeting of Shareholders for the fiscal year ended May 31, 2027.
-	Mr. Toupin Jr. and Mses. Lee and Sponem are Class III Trustees. Class III Trustees are expected to stand for re-election at the date of the Fund’s annual meeting of Shareholders for the fiscal year ended May 31, 2025.
***	Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.
****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Adviser and/or the parent of the Adviser.

116 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2024

Officers

The Officers of the Guggenheim Active Allocation Fund and their principal occupations during the past five years:

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of	Principal Occupation(s)
and Year of Birth	Trust	Time Served**	During Past Five Years
Brian E. Binder	President	Since 2021	Current: Board Member & Chairman of the Board, Guggenheim Credit Income Fund (Dec. 2024-present); President, Mutual Funds
(1972)	and Chief		Boards, and Senior Managing Director, Guggenheim Funds Investment Advisors, LLC and, Security Investors, LLC (2018-present);
	Executive		Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc
	Officer		(2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).
Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President,
Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director,
Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
James M. Howley	Chief	Since 2022	Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain
(1972)	Financial		other funds in the Fund Complex (2022-present).
Officer, Chief
	Accounting		Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen
	Officer and		Investments, Inc. (1996-2004).
Treasurer
Mark E. Mathiasen	Secretary	Since 2021	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie	Assistant	Since 2021	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
(1969)	Treasurer
Michael P. Megaris	Assistant	Since 2021	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments
(1984)	Secretary		(2012-present).

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 117

OTHER INFORMATION (Unaudited) continued	November 30, 2024

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of	Principal Occupation(s)
and Year of Birth	Trust	Time Served**	During Past Five Years
Elisabeth Miller	Chief	Since 2024	Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim
(1968)	Compliance		Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).
Officer
Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance
Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim
Distributors, LLC (2004-2014).
Kimberly J. Scott	Assistant	Since 2021	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van
Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2005-2009).
Jon Szafran	Assistant	Since 2021	Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America)
Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland
Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

* The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.

** Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

118 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2024

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

For federal income tax purposes, the Fund generally would be able to claim a deduction for distributions to shareholders with respect to the common shares issued at up to a 5-percent discount from the closing market value pursuant to the Plan.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 119

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	November 30, 2024

amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

120 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

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FUND INFORMATION	November 30, 2024

Board of Trustees	Investment Adviser

Randall C. Barnes

Angela Brock-Kyle

Amy J. Lee*

Thomas F. Lydon, Jr.

Ronald A. Nyberg

Sandra G. Sponem

Ronald E. Toupin, Jr.,

Chairman

* This Trustee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of her affiliation with Guggenheim Investments.

Principal Executive Officers

Brian E. Binder

President and Chief Executive Officer

Elisabeth Miller

Chief Compliance Officer

Amy J. Lee

Vice President and Chief Legal Officer

Mark E. Mathiasen

Secretary

James M. Howley

Chief Financial Officer,

Chief Accounting Officer

and Treasurer

Guggenheim Funds Investment Advisors, LLC

Chicago, IL

Investment Sub-Adviser

Guggenheim Partners Investment Management, LLC

Santa Monica, CA

Administrator and Accounting Agent

MUFG Investor Services (US), LLC

Rockville, MD

Custodian

The Bank of New York Mellon Corp.

New York, NY

Legal Counsel

Dechert LLP Washington, D.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Tysons, VA

126 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

FUND INFORMATION (Unaudited) continued	November 30, 2024

Privacy Principles of Guggenheim Active Allocation Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Active Allocation Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Active Allocation Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you may receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form may apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Guggenheim closed-end funds you hold.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091 and on the SEC's website at www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about directors of the Fund and is available, without charge, upon request, by calling the Fund at (888) 991-0091.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at guggenheiminvestments.com/gug or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gug.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 127

ABOUT THE FUND MANAGERS

Guggenheim Funds Investment Advisors, LLC

Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), which includes Guggenheim Funds Investment Advisors, LLC (“GFIA”) the investment adviser to the referenced fund. Collectively Guggenheim Investments has a long, distinguished history of serving institutional investors, ultra-high-net-worth individuals, family offices and financial intermediaries. Guggenheim Investments offers clients a wide range of differentiated capabilities built on a proven commitment to investment excellence.

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for identifying investment opportunities in particular securities within these sectors, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC

227 West Monroe Street

Chicago, IL 60606

Member FINRA/SIPC

(01/25)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-GUG-SAR-1124

Item 2. Code of Ethics.

Not applicable for semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reporting period.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to this registrant.
(b)	Not applicable to this registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to this registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to this registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reporting period.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reporting period.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The registrant has not participated in securities lending activities during the period covered by this report.

(b) Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b)        Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Active Allocation Fund

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: February 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: February 5, 2025

By: /s/ James Howley

Name: James Howley

Title: Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: February 5, 2025